                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SPRINGS INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[SPRINGS LOGO]

                                              March 3, 1999

To Our Shareholders:

     On behalf of your Company's Board of Directors, we extend to you an invitation to attend the Annual Shareholders' Meeting to be held at the Baxter Hood Center at York Technical College, Rock Hill, South Carolina, on Monday, April 19, 1999. Directions are provided by the map on the reverse side of this statement.

     The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented. These matters include the election of Directors, ratification of the appointment of the Company's auditors, and adoption of the Company's 1999 Incentive Stock Plan.

     A copy of the 1998 Annual Report is included with this mailing.

     REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, WE URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED.

                                     /S/ Crandall C. Bowles

                                     Crandall C. Bowles
                                     Chairman and Chief Executive Officer

                            Springs Industries, Inc.
            205 North White Street, Fort Mill, South Carolina 29715

SPRINGS INDUSTRIES, INC.

205 North White Street
Fort Mill, South Carolina 29715

       ------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
       ------------------------------------------------------------------

TIME.......................  9:30 a.m. E.D.T. on Monday, April 19, 1999.

PLACE......................  The Baxter Hood Center at York Technical College
                             Rock Hill, South Carolina.

ITEMS OF BUSINESS..........  (1) To elect a Board of ten Directors.

                             (2) To vote upon a resolution ratifying the
                                 appointment of Deloitte & Touche LLP as
                                 independent public accountants for the Company and its subsidiaries for fiscal year 1999.

                             (3) To vote upon adoption of the Company's 1999
                                 Incentive Stock Plan.

                             (4) To transact such other business as may properly
                                 come before the Meeting and any adjournment thereof.

RECORD DATE................  Holders of Class A Common Stock and Class B Common
                             Stock of record at the close of business, March 1, 1999, are entitled to vote at the Meeting.

ANNUAL REPORT..............  The Annual Report of the Company for 1998, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING...............  It is important that your shares be represented and voted at the Meeting. Please MARK, SIGN, DATE, AND RETURN PROMPTLY the enclosed proxy card in the envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Meeting.

                                          By order of the Board of Directors,

                                          C. POWERS DORSETT
                                          Senior Vice President-General Counsel
                                          & Secretary

March 3, 1999

                                PROXY STATEMENT

                                 MARCH 3, 1999

PROXY SOLICITATION AND GENERAL INFORMATION

     The accompanying proxy is solicited by the Board of Directors of Springs Industries, Inc., (the Company) for use at the Annual Meeting of Shareholders (the Meeting) to be held on April 19, 1999, and at any adjournment thereof, at which shareholders of record at the close of business on March 1, 1999, shall be entitled to vote. This proxy statement and the proxy card are being mailed to shareholders on or about March 3, 1999.

     On the record date, 10,636,111 shares of Class A Common Stock and 7,196,864 shares of Class B Common Stock were outstanding (collectively referred to as Common Stock). The Class A Common Stock, which is entitled to one vote per share, and the Class B Common Stock, which is entitled to four votes per share, shall be voted together as a single class upon the items scheduled to come before the Meeting.

     In certain situations not expected to come before the Meeting, each class of Common Stock votes as a separate class. These situations include proposals to amend the Company's Articles of Incorporation that would change the number of authorized shares of Class A or Class B Common Stock, change the par value of either class, adversely alter or change powers, preferences or special rights of either class, or require class voting under South Carolina law. Also, in the case of certain business combinations involving the Company and persons or entities controlling or under common control with the Company, holders of Class B Common Stock would be entitled to cast only one vote per share.

     Solicitation of proxies other than by mail may be made by telephone, telegraph, or personal interview by officers and employees of the Company who will not be additionally compensated. The Company has engaged Corporate Investor Communications, Inc., (CIC) to make arrangements with brokers, nominees, fiduciaries, and other custodians for distribution of proxy materials to their principals and to solicit return of proxies from these institutions. The Company will reimburse these institutions for their expenses in accordance with the rules of the New York Stock Exchange and will pay CIC a fee of $4,500 plus reimbursement of reasonable expenses for its services. The cost of soliciting proxies for the Meeting will be borne by the Company.

     If a shareholder directs that a proxy be voted in a specific manner or specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, shares represented by each proxy will be voted FOR the nominees for directors, FOR ratification of the appointment of Deloitte & Touche LLP, and FOR adoption of the 1999 Incentive Stock Plan. If any other matters or business should properly come before the Meeting (or any adjournment), the person or persons acting under the proxy will vote in accordance with his or their judgment. The Company is not aware of any other matters or business to be presented to the Meeting.

     Shareholders are reminded that they may, if qualified, present resolutions which, if proper for inclusion in next year's proxy statement, may be considered at the 2000 Annual Meeting. Any shareholder proposals so submitted must be received by the Company by November 3, 1999.

     Under South Carolina law and the Company's Articles of Incorporation, a quorum is required to conduct business at the Meeting. A quorum is the presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting. Abstentions, votes withheld from director nominees, and broker non-votes are counted for purposes of determining a quorum. If a quorum is present, the ten nominees receiving the highest number of votes will be elected directors, and any other matter being voted on at the meeting will be approved if a majority of the votes cast by shareholders are voted in favor of approving or adopting such matter. Abstentions and broker non-votes are disregarded in tabulating voting results.

     It is important that your shares be represented at the Meeting. Therefore, please mark, sign, date, and return the enclosed proxy card promptly to ensure your shares will be voted. Your proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by voting in person at the Meeting.

DIRECTORS, NOMINEES, AND ELECTION OF DIRECTORS

     Pursuant to the Company's bylaws, the Board has established the number of directors of the Company to be ten as of the date of the Meeting. Each of the ten nominees named below was elected as a director of the Company at last year's Annual Meeting. Each person has been nominated for election as a director to hold office until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified.

     Shares represented by the enclosed proxy will be voted FOR the election of the nominees unless authority is withheld for all or any of the nominees. Although the Board of Directors does not contemplate that any of the ten nominees named will be unavailable for election, if a vacancy should occur, the proxy will be voted for such substitute nominee or nominees as the Board of Directors may recommend, or the Board of Directors may reduce the size of the Board.

     Cumulative voting is permitted in the election of directors whereby each shareholder is entitled to cast the number of votes equal to (i) the number of votes to which his shares are entitled multiplied by (ii) the number of directors to be elected. A shareholder may give one nominee all of such votes or may distribute such votes among the nominees to be elected in such manner as he may desire.

     The following information is submitted respecting the nominees for election:


(PHOTO)                   JOHN F. AKERS, AGE 64, RETIRED CHAIRMAN AND CHIEF EXECUTIVE
                          OFFICER OF INTERNATIONAL BUSINESS MACHINES CORPORATION. Mr.
                          Akers served as chairman and chief executive officer of IBM from 1986 until his retirement in May 1993. A director of
                          the Company since December 1993, Mr. Akers is also a
                          director of Hallmark Cards, Inc., Lehman Brothers Holdings,
                          Inc. (New York), The New York Times Company, PepsiCo., Inc.,
                          and W. R. Grace & Co., and a member of the U.S. Advisory
                          Board of Zurich Insurance Company.

(PHOTO)                   CRANDALL CLOSE BOWLES, AGE 51, CHAIRMAN, PRESIDENT, AND
                          CHIEF EXECUTIVE OFFICER OF THE COMPANY. Mrs. Bowles served as executive vice president of the Company from April 1992 until January 1997, when she became president and chief
                          operating officer. She served in these positions until
                          January 1, 1998, when she became chief executive officer.
                          She was elected to the additional position of Chairman of
                          the Board in April 1998. A director of the Company since
                          1978, Mrs. Bowles served as president of The Springs Company from 1982 to April 1992. The Springs Company is owned by
                          Mrs. Bowles and members of her family and provides
                          management services to certain of its affiliates.

(PHOTO)                   JOHN L. CLENDENIN, AGE 64, CHAIRMAN EMERITUS OF BELLSOUTH
                          CORPORATION. Mr. Clendenin served as chairman and chief
                          executive officer of BellSouth from 1984 until December 1996 and as chairman through December 1997. A director of Springs since 1990, Mr. Clendenin is also a director of Coca-Cola
                          Enterprises Inc., Equifax Inc., Home Depot Inc., The Kroger
                          Company, National Service Industries, Inc., Powerwave
                          Technologies Inc., RJR Nabisco, Inc., and Wachovia
                          Corporation.


(PHOTO)                   LEROY S. CLOSE, AGE 48, PRESIDENT AND CHIEF EXECUTIVE
                          OFFICER OF SANDLAPPER FABRICS, INC., A PRINTER AND CONVERTER
                          OF TEXTILE FABRICS, SINCE 1986. A director of the Company
                          since 1991, Mr. Close was a vice president of the Company's former Apparel Fabrics Division from 1983 to 1986. Mr. Close is a brother of Mrs. Bowles.

(PHOTO)                   CHARLES W. COKER, AGE 65, CHAIRMAN OF SONOCO PRODUCTS
                          COMPANY SINCE 1990. A director of Springs since 1977, Mr.
                          Coker served as chief executive officer of Sonoco from 1976 to 1998. Mr. Coker is also a director of BankAmerica
                          Corporation, Carolina Power & Light Company and Sara Lee
                          Corporation.

(PHOTO)                   JOHN H. MCARTHUR, AGE 64, DEAN OF THE FACULTY, HARVARD
                          UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, FROM
                          1980 UNTIL HIS RETIREMENT IN 1995. Mr. McArthur presently
                          serves as senior advisor to the president of the World Bank.
                          A director of the Company since 1989, Mr. McArthur is also a director of AES Corporation, BCE Inc., Cabot Corporation,
                          Columbia/HCA Healthcare Corporation, Glaxo Wellcome plc,
                          Rohm and Haas Company, and The Vincam Group, Inc.

(PHOTO)                   ALDO PAPONE, AGE 66, SENIOR ADVISOR, AMERICAN EXPRESS
                          COMPANY, 1991 TO PRESENT. A director of Springs since April
                          1993, Mr. Papone served as chairman and chief executive
                          officer from 1989 to 1990, and as president and chief
                          operating officer from 1985 to 1989, of American Express
                          Travel Related Services Company, Inc. Mr. Papone served as a director of American Express Company from 1990 to 1998. Mr.
                          Papone is also a director of Guess ?, Inc., Hyperion
                          Software Corp., and The Body Shop International plc.

(PHOTO)                   ROBIN B. SMITH, AGE 59, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          OF PUBLISHERS CLEARING HOUSE. Ms. Smith served as president of Publishers Clearing House from 1981 to August 1996, when she was elected Chairman, and has served as its chief
                          executive officer since 1988. Ms. Smith has served as a
                          director of Springs since 1993 and is also a director of
                          BellSouth Corporation, Kmart Corporation, Texaco, Inc., and
                          two clusters of mutual funds administered by Prudential
                          Investments Mutual Fund Management LLC.


(PHOTO)                   SHERWOOD H. SMITH, JR., AGE 64, CHAIRMAN AND A DIRECTOR OF
                          CAROLINA POWER & LIGHT COMPANY SINCE 1980. Mr. Smith served as chief executive officer of Carolina Power & Light from
                          September 1979 until October 1996 and as president from 1976 to 1992. A director of Springs since 1991, Mr. Smith is also a director of Wachovia Corporation and Northern Telecom,
                          Ltd., and a trustee of Northwestern Mutual Life Insurance
                          Company.

(PHOTO)                   STEWART TURLEY, AGE 64, RETIRED CHAIRMAN OF ECKERD
                          CORPORATION (RETAIL DRUG STORES). Mr. Turley served as chief executive officer of Eckerd Corporation from 1974 to
                          February 1996, as its chairman from 1975 until February
                          1997, and as its president from 1974 to 1993. A director of
                          Springs since 1984, Mr. Turley is also a director of
                          MarineMax, Inc., Sprint Corp., and Watermark Communities,
                          Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS

     During 1998, the Company's Board of Directors held six meetings. Beginning in October 1998 the Directors restructured the committees of the Board. As a result of the restructuring, the Executive Committee and the Springs of Achievement Committee of the Board of Directors were abolished and a new committee on directors and corporate governance was established. Also, as a result of the restructuring, the Company's ten non-employee Directors now serve as the committee members of all committees with the exception of Messrs. Close and Papone who are not members of the Audit Committee. All Directors attended at least 75% of the total number of meetings of the Board and committees of the Board on which they serve. Except for the Audit Committee, the committees do not meet on a regular basis but only as circumstances require. The Audit Committee, which is responsible for review of the integrity of the Company's financial reporting, review of its internal controls and recommendation of independent auditors, met three times during 1998. The Management Compensation and Organization Committee also met three times. This Committee recommends to the full Board the base salary of the Chief Executive Officer and has responsibility for approval of compensation arrangements for key executives, approval of executive compensation plans, ensuring management continuity and succession, and for recommending a successor to the Chief Executive Officer in the event of a vacancy. During 1998, the Finance Committee, which is responsible for review of the Company's financial policies and planning, review of methods of financing and recommendations with respect to acquisitions and divestitures, and which has certain fiduciary responsibilities under benefit plans, met two times. The Committee on Directors and Corporate Governance, which was created in October 1998 and which is responsible for making recommendations to the Board of Directors with respect to the governance of the Company and the Board, director's compensation, nomination of candidates for directors, and evaluation of the chief executive officer's performance and the Board's performance, did not meet in 1998. This Committee will consider any recommendations made in writing by shareholders respecting possible candidates for the Board of Directors. Such recommendations should be directed to the Secretary of the Company.

     Mr. Donald S. Perkins, who, except for a period in 1995 when he resigned to avoid any appearance of a conflict of interest when he served as Chairman of Kmart Corporation, has been a director since 1984, is retiring pursuant to the Company's retirement policy for Directors. On behalf of the Company, the Board expresses its appreciation for the valued advice, counsel, and dedication to the Company of Mr. Perkins.

EXECUTIVE OFFICER COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of compensation for the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company and for Mr. Elisha who retired in April 1998.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION(1)                LONG-TERM COMPENSATION
                                       -------------------------------    -------------------------------------
                                                                                   AWARDS
                                                                OTHER     -------------------------   LONG-TERM     ALL
                   PRINCIPAL                                    ANNUAL    RESTRICTED                  INCENTIVE    OTHER
NAME               POSITION      YEAR   SALARY      BONUS        COMP      STOCK(2)    OPTIONS/SARS    PAYOUTS    COMP(3)
----               ---------     ----   ------      -----       ------    ----------   ------------   ---------   -------
Bowles, C.C.    Chief Executive  1998  $540,000   $  137,700         0        0                0       $     0    $53,572
                Officer(4)       1997   373,751      150,000         0        0           25,000             0     47,184
                                 1996   260,004       70,000         0        0                0        34,306     39,706
Dorsett, C.P.   Senior Vice      1998  $244,728   $   45,000         0        0            9,000       $     0    $21,525
                President --     1997   233,004       69,000         0        0           10,000             0     37,508
                General          1996   225,006       80,000         0        0                0        26,712     36,896
                Counsel &
                Secretary
Elisha, W.Y.    Retired          1998  $240,000       91,800    64,679(6)     0           50,000       $     0    $31,508
                Chairman of      1997   693,756    1,030,000(5) 65,935(6)     0           35,000             0     29,278
                the Board and    1996   667,506      525,000    60,600(6)     0                0       171,617     27,189
                Chief Executive
                Officer(4)
Kelbley, S.P.   Executive Vice   1998  $328,008       73,500         0        0           20,000       $     0    $32,355
                President        1997   314,086      125,000         0        0           15,000             0     54,058
                                 1996   290,004      175,000         0        0                0        41,967     52,263
Moser, R.W.     Executive Vice   1998  $293,628      235,000         0        0           15,000       $     0    $24,992
                President        1997   283,254       70,000         0        0           15,000             0     55,339
                                 1996   275,502       68,000         0        0                0        39,696     49,882
O'Connor, T.P.  Executive Vice   1998  $296,679       70,000         0        0           20,000       $     0    $28,672
                President        1997   283,257      100,000         0        0           15,000             0     45,858
                                 1996   275,004       75,000         0        0                0        39,696     45,221

---------------

(1) Includes amounts earned in fiscal year, regardless of whether deferred.

(2) Aggregate holdings and value of restricted stock at the end of the Company's last completed fiscal year for the named executive officers are as follows based on the Class A Common Stock closing price of $41.4375 at December 31, 1998: Mr. Elisha held 25,449 shares of restricted Class B Common Stock valued at $1,054,543. At the same time and rate as dividends are paid to shareholders of unrestricted Class B common stock dividends are paid on the restricted stock.

(3) Includes company contributions to the Springs of Achievement Partnership Plan, which is a tax qualified profit sharing and savings plan in which a majority of the Company's associates participate. Amounts credited for 1998 are as follows:

                                                           PROFIT SHARING
                                   SAVINGS FUND            RETIREMENT FUND
                                   ------------            ---------------
Mrs. Bowles..................         $4,800                   $6,632
Mr. Dorsett..................          4,132                    6,632
Mr. Elisha...................          3,200                    6,632
Mr. Kelbley..................          4,267                    6,632
Mr. Moser....................          4,106                    6,632
Mr. O'Connor.................          4,800                    6,632

     Also included for 1996 and 1997 are credits to a contingent compensation plan. In this plan, amounts credited to the participant's account are contingent upon continued employment with the Company and vest at a rate of 10 percent per year until termination of employment. A participant's entire account is fully vested upon retirement on or after age 65, death, or total disability. The account balance may be adjusted each year by an adjustment factor selected by the Board's Management Compensation and Organization Committee. No amounts were credited during 1998 under this plan.

     Also included are credits to an excess benefit plan and a deferred compensation plan, which provide for credits equivalent to contributions under the Springs of Achievement Partnership Plan for deferred compensation and compensation in excess of limitations provided under the Internal Revenue Code. Amounts credited for 1998 are as follows:

Mrs. Bowles................................................  $42,140
Mr. Dorsett................................................   10,761
Mr. Elisha.................................................   21,676
Mr. Kelbley................................................   21,456
Mr. Moser..................................................   14,254
Mr. O'Connor...............................................   17,240

(4) Mrs. Bowles became Chief Executive Officer on January 1, 1998, and was appointed Chairman of the Board following the annual meeting of shareholders in April 1998. Mr. Elisha served as Chief Executive Officer until December 31, 1997, and as Chairman of the Board until the annual meeting of shareholders in April 1998, when he retired.

(5) Of this amount, $550,000 represents Mr. Elisha's bonus under the Company's Achievement Incentive Plan, and $480,000 represents a supplement to his bonus.

(6) This amount represents Company-provided transportation, the value of which is taxable compensation in accordance with federal income tax regulations.

OPTION TABLES

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS(1)
                                      -----------------------------
                                       NUMBER OF       % OF TOTAL                                GRANT DATE
                                       SECURITIES     OPTIONS/SARS                                VALUE(3)
                                       UNDERLYING      GRANTED TO     EXERCISE OR                GRANT DATE
                                      OPTIONS/SARS    EMPLOYEES IN    BASE PRICE    EXPIRATION    PRESENT
NAME                                   GRANTED(#)    FISCAL YEAR(2)     ($/SH)         DATE       VALUE $
----                                  ------------   --------------   -----------   ----------   ----------
C.C. Bowles.........................          0            N/A         N/A                 N/A         N/A
C.P. Dorsett........................      9,000            1.4%        $33.125      10/15/2008    $ 69,120
W.Y. Elisha.........................     50,000            7.9          56.1875     02/12/2008     771,000
S.P. Kelbley........................     20,000            3.2          33.125      10/15/2008     153,600
R.W. Moser..........................     15,000            2.4          33.125      10/15/2008     115,200
T.P. O'Connor.......................     20,000            3.2          33.125      10/15/2008     153,600

---------------

(1) All of the options were nonqualified options, were granted at the market value on the date of grant, and have a term of ten years. The options generally become exercisable on the third anniversary of the date of grant.

(2) Based on options for 627,300 shares granted during 1998.

(3) The estimated grant date present values reflected in the above table are determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the values of the options include the following:

     - An exercise price on the options of $56.1875 and $33.125, equal to the fair market value of the underlying stock on the date of grant.

     - An option term of 10 years.

     - An interest rate of 5.57% as to the options with a base price of $56.1875 and 4.53% as to the options with a base price of $33.125 representing the interest rates on U.S. Treasury securities with a maturity date corresponding to that of the option terms.

     - Volatility of 23.77% as to the options with a base price of $56.1875 and 33.95% as to the options with a base price of $33.125 calculated using daily stock prices for the one-year period prior to the grant date.

     - Dividends at the rate of $1.32 per share representing the annualized dividends paid with respect to a share of Class A Common Stock at the date of grant.

     - Reductions of approximately 4% as to the options with a base price of $56.1875 and 11.53% as to the option with a base price of $33.125 to reflect the probability of forfeiture due to termination of employment prior to vesting, and approximately 11.75% as to the options with a base price of $56.1875 and 7.52% as to the options with a base price of $33.125 to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date.

     The ultimate values of the options will depend on the future market price of the Company's stock which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's Class A Common Stock over the exercise price on the date the option is exercised.

     The following table provides information about options and incremental stock equivalents, which are similar to stock appreciation rights, held by the named executive officers.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL-YEAR-END OPTION/SAR VALUES

                                                                 NUMBER OF                     VALUE OF
                                                           UNEXERCISED OPTIONS/        UNEXERCISED, IN-THE-MONEY
                                SHARES                            SARS AT                   OPTIONS/SARS AT
                               ACQUIRED                       FISCAL YEAR END             FISCAL YEAR END (1)
                                  ON         VALUE      ---------------------------   ---------------------------
            NAME               EXERCISE     REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               ---------   ----------   -----------   -------------   -----------   -------------
Bowles, C.C..................        0     $        0      37,500        31,000        $ 19,996       $ 18,670
Dorsett, C.P.................        0              0      51,167        23,833         327,411         89,983
Elisha, W.Y.(2)..............        0      9,448,299     153,833        15,167          50,183         47,061
Kelbley, S.P.................        0              0      62,500        41,000         393,121        184,920
Moser, R.W...................   24,000        633,750      38,500        36,000          94,621        143,358
O'Connor, T.P................        0              0      62,500        41,000         393,121        184,920

---------------

(1) Value is based on the difference between the closing market price of the underlying Class A Common Stock at December 31, 1998 ($41.4375) and the exercise or base price.
(2) Mr. Elisha converted the value, based on the average of the closing market prices of the underlying Class A Common Stock at February 9, 10, and 11, 1998 ($55.4792), of 274,000 incremental stock equivalents, which are comparable to freestanding stock appreciation rights, to a credit to a deferred compensation account in an amount of $9,448,299.

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     The following table provides information about awards of performance units under the Company's Incentive Stock Plan to the named executive officers.

               LONG-TERM INCENTIVE PLANS -- AWARDS IN FISCAL YEAR

                                                        PERFORMANCE OR        ESTIMATED FUTURE PAYOUTS
                                                         OTHER PERIOD        UNDER NON-STOCK PRICE-BASED
                                       NUMBER OF            UNTIL                     PLANS(2)
                                    SHARES, UNITS,        MATURATION       -------------------------------
              NAME                   OR RIGHTS(1)         OR PAYOUT        THRESHOLD    TARGET    MAXIMUM
              ----                 -----------------   ----------------    ---------   --------   --------
Bowles, C.C......................        5,169             3 Years          $64,257    $214,190   $428,381
Dorsett, C.P.....................        1,622             3 Years           20,163      67,212    134,423
Kelbley, S.P.....................        2,512             3 Years           31,227     104,091    208,182
Moser, R.W.......................        2,221             3 Years           27,610      92,033    184,065
O'Connor, T.P....................        2,224             3 Years           27,896      92,986    185,972

---------------

(1) The number of performance units stated in the table is based on achievement of target. The number of performance units earned is based on total shareholder return over a three-year performance cycle as compared to the Standard & Poor's 500. Achievement at the 30th percentile of these companies will result in payment of the threshold amount. The number increases proportionately up to a maximum award at the 90th percentile. No payment is made if achievement is less than the 30th percentile.

(2) The value of units earned is based on the fair market value of the Company's Class A Common Stock at the last day of the performance period, which is December 30, 2000, or, if greater, at the first day of the performance period, which is January 4, 1998. The amount of estimated future payout is based on the Class A Common Stock closing price at December 31, 1998, of $41.4375.

RETIREMENT PLANS

     In 1996 the Board of Directors adopted a Supplemental Executive Retirement Income Plan for certain executives who are designated as participants by the Management Compensation and Organization Committee. Target benefit amounts payable under the Plan are reduced by one half of social security benefits and by the equivalent value of (i) profit-sharing and Company matching benefits payable under the Company's Springs of Achievement Partnership Plan and Deferred Compensation Plan, (ii) benefits under the Company's Excess Benefit Plan and Contingent Compensation Plan, and (iii) certain deferred compensation attributable to a defined benefit plan previously maintained by the Company. The years of credited service as of January 1, 1999, for the named executive officers who participate in this Plan are as follows: Mrs. Bowles, seven years; Mr. Dorsett, eight years; Mr. Kelbley, seven years; Mr. Moser, 37 years; and Mr. O'Connor, 30 years. The following table sets forth target benefit amounts payable at age 65 for various levels of final average compensation and years of service:

                               PENSION PLAN TABLE

                              YEARS OF SERVICE
 FINAL AVERAGE    -----------------------------------------
COMPENSATION(1)      10         15         20         25
---------------   -----------------------------------------
   $250,000       $ 60,000   $ 90,000   $120,000   $150,000
    300,000         72,000    108,000    144,000    180,000
    400,000         96,000    144,000    192,000    240,000
    450,000        108,000    162,000    216,000    270,000
    500,000        120,000    180,000    240,000    300,000
    600,000        144,000    216,000    288,000    360,000

---------------

(1) Final average compensation means the average of salary and bonus paid or earned for the five years of the last ten years of employment that provide the highest average.

     The Company's Senior Executive Supplemental Retirement Plan provides for target retirement benefits and a death benefit after retirement to Mr. Elisha, who retired in April 1998. Mr. Elisha's annual target benefit is $558,577. The annual target benefit is offset by amounts payable under the profit-sharing fund of the Company's Springs of Achievement Partnership Plan, by one-half of the participant's Primary Social Security benefit, and by certain credits to deferred compensation plan accounts. The benefits payable under this plan are payable for the life of the participant with a 50% survivor's benefit being payable for the life of a survivor's spouse.

MANAGEMENT COMPENSATION AND ORGANIZATION COMMITTEE REPORT

     This report describes the compensation policies of the Management Compensation and Organization Committee (the Compensation Committee) applicable to the executive officers of the Company named in the Summary Compensation Table, including the specific relationship of corporate performance to compensation of executive officers for 1998. The report also discusses the 1998 compensation of Mrs. Bowles, the Company's Chief Executive Officer.

Compensation Philosophy

     The Company's executive compensation program is linked to corporate performance and return to shareholders. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the Company's stock price. To allow monitoring of the strategy, a benchmark of median compensation levels for median performance is used. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and shareholder interests through equity based plans, and to provide a compensation program that recognizes individual contributions as well as overall business results.

Management Compensation and Organization Committee

     The Compensation Committee is composed of the Company's ten non-employee directors and is responsible for approval of compensation arrangements for key executives and executive compensation plans. The Compensation Committee reviews base salary recommendations from the chief executive officer for executive officers who report to the chief executive officer, including those officers named in the Summary Compensation Table. Mrs. Bowles' base salary was approved by the board of directors upon recommendation by the Compensation Committee. A formal process has been established for reviewing Mrs. Bowles' performance at the same time her salary is reviewed.

     The Compensation Committee periodically conducts reviews of the Company's executive compensation program. The last review was completed in August 1997. These reviews have included reports from independent compensation consultants assessing the effectiveness of the Company's compensation program and comparing the Company's executive compensation to peer groups of public corporations recommended by the consultants. A peer group of 33 companies having revenues of $1.1 billion to $4.8 billion with a median of $2.2 billion is used for comparison purposes. This peer group is smaller than the peer group used for the performance graph. In making comparisons, the primary consideration is the competitiveness of the Company's annual and long term components of compensation. The compensation reviews permit an ongoing evaluation of the link between the Company's performance and its executive compensation as compared to the compensation programs of other similarly positioned companies. Additionally, in 1998, the Committee met with an independent compensation consultant to review the Company's annual incentive program.

Compensation Program

     The Company's compensation program reflects a weighting of annual base salary and bonuses (the Annual Component) and equity-based incentives (the Long-Term Component). For 1998, annual bonuses were weighted toward the achievement of specific corporate financial targets, but individual performance was also considered. To reflect longer term objectives, the program also includes strategic equity-based components based on increases in shareholder value which provide incentives to motivate executive behavior over the long term.

     (1) Annual Component: Base Salary and Annual Bonus

     Base Salary: Base salaries for executive officers are determined with reference to a salary grade level for each job. These levels are determined by evaluating the responsibilities of each position and comparing it with other comparable executive officer positions in the marketplace. Salary adjustments for executive officers are currently made in twelve-month intervals under the Company's compensation policy. The amount of adjustment is determined by the Compensation Committee for all executive officers who report to the Chief Executive Officer, upon recommendation by the Chief Executive officer, within specified limits adopted for all Company associates, based on an evaluation of personal performance. The base salaries of the named executive officers generally are at or less than the midpoint of comparable positions at those companies within the compensation peer group. Increases in base salary for the named executive officers in 1998 were based on subjective evaluations of individual performance as well as the need to maintain salaries at, or move salaries closer to, the midpoint of comparable positions at the peer group companies.

     Annual Bonus: Executive bonuses in 1998 were earned pursuant to the Company's Achievement Incentive Plan (the AIP). The AIP for 1998 links compensation to the performance of the Company. Under this plan, a bonus pool is established based on achievement of return on assets employed for each of the Company's divisions and subsidiaries relative to a targeted return. In addition, the bonus pool may be increased based on improvement in return on assets employed over the previous year. A bonus pool based on the combined achievement of the Company's divisions and subsidiaries is established for corporate executives. For 1998, 75.9% of the corporate bonus pool was based on achievement of targeted return on assets employed and the balance was based on improvement in return on assets employed over the previous year. Key executives of the Company receive discretionary bonuses from this pool based on individual performance. The maximum bonuses range from 50% to 100% of annual base salary depending on the executives' salary grades.

     (2) Long-Term Component

     To align shareholders' and executive officers' interests, the Company's compensation program includes long-term compensation in the form of performance unit awards and stock options. The value of these awards is related to the value of Company common shares. These awards are made under the Company's Incentive Stock Plan.

     Performance units are granted in three-year cycles. If the value of the units earned by all participants is less than $500,000, then the amount earned is paid in cash; otherwise one-half of any units earned are paid in cash based on the higher of the fair market value, as defined in the Incentive Stock Plan, of the Class A Common Stock on (i) the first day of the performance cycle or
(ii) the last day of the performance cycle and the other one-half is credited as deferred stock, which is subject to an additional two-year vesting period. To determine the number of units earned, performance is measured by ranking the Company's total shareholder return over the three-year cycle within the total shareholder returns of the companies included in the Standard & Poor's 500 Index. No payment is made for performance below the 30th percentile of the S&P 500 group, and the maximum payment is made at the 90th percentile. The Company's total shareholder return for the three-year period ending in 1998 did not reach the 30th percentile, and consequently no payment was made for that cycle.

     As a result of a review of the long-term compensation component of the compensation peer group which revealed that the value of the long-term incentive compensation of the Company's executive officers was generally below the median of the compensation peer group, a program of option grants was established in 1993 in addition to grants of performance units. Option grants were made in 1998 pursuant to this program.

CEO Compensation

     Under the Compensation Committee's policy regarding CEO compensation, over one-half of Mrs. Bowles' compensation opportunity is at risk based on the Company's performance and the Committee's evaluation of her performance. Mrs. Bowles' salary rate was increased in January 1998 to reflect her broader responsibilities as Chief Executive Officer and her low base compensation relative to the median of her peer group. The Committee also considered her performance in prior years. With respect to the Long-Term Component of the compensation program, the Compensation Committee granted performance unit awards in 1998 to Mrs. Bowles under the Incentive Stock Plan as disclosed in the table on page 8.

     The Committee's decision relating to Mrs. Bowles' AIP bonus for 1998 was based primarily on the Company's achievements in 1998 relative to the performance criteria set forth in the AIP, which is described on page 10; but the Committee also considered, without assigning any relative weighting, the performance of the business and her actions in reorganizing the Company, in beginning a strategic initiative to position the Company for the years ahead, in moving forward on acquisitions of home furnishings businesses, and in divesting three divisions which do not fit with the Company's strategy.

     The Compensation Committee has concluded that Mrs. Bowles' performance warrants the compensation for 1998 as reflected in the Summary Compensation Table on page 5.

     The Compensation Committee has considered the limitations on deductibility of certain compensation under Section 162(m) of the Internal Revenue Code. The Compensation Committee's current policy is to assure that all compensation is deductible under Section 162(m) when paid.

               Management Compensation and Organization Committee

                                  C. W. Coker, Chairman
                                  J. F. Akers
                                  J. L. Clendenin
                                  L. S. Close
                                  J. H. McArthur
                                  A. Papone
                                  D. S. Perkins
                                  R. B. Smith
                                  S. H. Smith, Jr.
                                  S. Turley

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Akers, Coker, Clendenin, and Smith, and Ms. Smith served as members of the Compensation Committee in 1998. In addition, Messrs. Close, McArthur, Papone, Perkins, and Turley became members of the Committee in October 1998. Mr. Close is president and chief executive officer of Sandlapper Fabrics, Inc., which received payments from the Company in 1998 totaling $195,986 for printed fabric and printing services. Additionally, Mr. Close was a divisional officer of the Company from 1983 to 1986 and is affiliated with Kanawha Insurance Company, which received $4.65 million in 1998 for administrative services provided to the Company's self-funded medical plan and for group life insurance premiums, and with The Springs Company and affiliated or related entities, which received $44,239 from the Company for rent, railroad track maintenance, and miscellaneous goods and services, and which paid the Company $37,169 in 1998 for administrative, maintenance, and other services.

EMPLOYMENT AND RETIREMENT AGREEMENTS

     Mr. Elisha was employed pursuant to an employment agreement which expired on March 31, 1990. Certain death benefits provided under the agreement and a non-competition provision survive the termination of this agreement, except that the death benefits terminated upon his retirement in April 1998. In addition, Mr. Elisha entered into a new agreement under which he agreed to be available to render advisory services as may be requested by the Board of Directors for a period of five years following his retirement, and he has agreed not to compete with the Company during the term of the new agreement. The Company is providing Mr. Elisha administrative support and office facilities in connection with such services and the right to use certain private aircraft as a cost to the Company not to exceed a total of $150,000.

PERFORMANCE GRAPH

Comparative Five-Year Total Returns*
Springs Industries, Inc., S&P 500, Peer Group
(PERFORMANCE GRAPH)

                                                  Springs
             Measurement Period                 Industries-         S&P 500
           (Fiscal Year Covered)                  Class A            Index           Peer Group
Dec 93                                                     100               100               100
Dec 94                                                  101.51            101.32            100.08
Dec 95                                                  117.24            139.40            106.62
Dec 96                                                  125.39            171.40            111.58
Dec 97                                                  155.66            228.59            111.79
Dec 98                                                  127.88            293.91            100.77

     Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in the Company's Class A Common Stock, S&P 500, and Peer Group.
---------------
* Cumulative total return assumes reinvestment of dividends.

     The peer group is composed of those fifty S&P 500 companies with market capitalizations closest to the Company's as of the beginning of the Company's 1998 fiscal year, which the Compensation Committee believes is the most representative group for purposes of comparing the Company's shareholders' return. The Compensation Committee believes a representative group of reporting companies cannot be identified in the same industry or lines of business as the Company and that published industry indexes are not representative of the Company and its lines of business. See Exhibit A for a list of companies in the Peer Group and for a list of companies in last year's Peer Group which are not included in this year's Peer Group.

DIRECTORS' COMPENSATION

     Directors who are not employees of the Company (Outside Directors) receive an annual cash retainer of $24,000 and, as described below, restricted shares of the Company's Class A Common Stock under the Company's Restricted Stock Plan for Outside Directors (the Directors' Restricted Stock Plan). In addition, each Outside Director receives a fee of $2,500 for attendance at each special meeting of the Board and $1,000 for each special meeting conducted by telephone. Chairmen of Board Committees each receive an additional annual fee of $3,000.

     Under the terms of the Directors' Restricted Stock Plan, each Outside Director receives an annual grant of shares of Class A Common Stock (Restricted Shares) as of the day before each annual meeting of shareholders having a market value equal to the annual cash retainer fee earned by the director for the preceding year. The shares are subject to forfeiture and restrictions on transfer and become vested, upon the termination of the Outside Director's service on the Board on account of (i) retirement in compliance with the Board's mandatory retirement policy; (ii) failure to be reelected; or (iii) death or disability. In addition, the Restriction Period may end with the approval of the Board on a case-by-case basis if an Outside Director terminates his or her service as a member of the Board (i) for reasons of personal or financial hardship; (ii) to serve in any governmental, diplomatic or any other public service position or capacity; (iii) to avoid or protect against a conflict of interest; (iv) on the advice of legal counsel; or (v) as a result of any other extraordinary circumstances that the Board determines to be comparable to the foregoing.

     Upon the completion of the Restriction Period, all Restricted Shares granted to an Outside Director and any distributions thereon retained by the Company during the Restriction Period become vested. If an Outside Director leaves the Board for any reason other than as set forth above, then all Restricted Shares issued to such Outside Director would be forfeited to the Company.

     An Outside Director may elect deferral of compensation under the Company's Deferred Compensation Plan for Outside Directors. Under this plan, amounts deferred are (i) held as units equivalent to the Company's Class A Common Stock and credited with dividend equivalents on which interest is credited at the prime rate, (ii) credited to a measuring fund account consisting of a managed portfolio of investments that are assets of the Company and adjusted quarterly for income and appreciation or depreciation, or (iii) credited to an interest account which is credited quarterly with interest at the prime rate.

     Four directors have a deferral account under an Outside Directors COLI Deferred Compensation Plan related to fees earned during the four-year period ending April 1990. Those accounts are credited with interest at an annualized rate equal to Moody's Seasoned Corporate Bond Yield Index, plus 2% to age 55 and plus 4% thereafter and are paid out when Board service ends.

     Credits under the COLI Plan and the Deferred Compensation Plan are only contractual obligations of the Company and create no rights superior to other unsecured, general creditors.

     During 1998, Mr. Papone provided consulting services to the Company for which he was paid $50,000. These services included meetings and consultations with the Company's Market Strategy Group regarding consumer advertising and contacts with the Company's primary advertising agency. In addition, Mr. Papone reviewed certain of the Company's advertising programs and consumer packaging. Mr. Papone will provide similar services in 1999 and has been paid a retainer of $50,000. The retainer may be adjusted depending on the extent of consulting services provided in 1999.

RATIFICATION OF APPOINTMENT OF PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee of the Board of Directors, the Board has appointed Deloitte & Touche LLP (Deloitte) as independent certified public accountants for the Company to audit the consolidated financial statements of the Company and its subsidiaries for the 1999 fiscal year.

     Deloitte has acted for the Company in this capacity since 1940. Its representatives will attend the Meeting, will be given the opportunity to make a statement if they desire, and will respond to questions directed to them relating to their audit or to the Company's financial statements.

     The Company's Board of Directors recommends ratification of the appointment of Deloitte as independent certified public accountants for the Company to audit the consolidated financial statements of the Company and its subsidiaries for the 1999 fiscal year. If a majority of the votes cast at the Meeting, in person or by proxy, should not approve such appointment, the Audit Committee and the Board of Directors of the Company will reconsider the appointment of independent certified public accountants.

ADOPTION OF THE 1999 INCENTIVE STOCK PLAN

     A new Incentive Stock Plan is proposed to be approved by the stockholders. The Plan was approved by the Board of Directors of the Company in February 1999, subject to adoption by the Company's shareholders. The Plan provides for the award of Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock, Deferred Stock, Performance Units, Other Stock-based Awards and certain Supplemental Grants. The Plan will be effective for a term of ten years. The maximum number of shares of Class A Common Stock reserved and available for distribution pursuant to the Plan shall be 1,750,000 shares. This Plan is intended by the Company to replace the 1991 Incentive Stock Plan. Approximately 30,000 shares remain available under the 1991 Incentive Stock Plan and will not be used if the 1999 Incentive Stock Plan is approved by the shareholders.

     The purpose of the Plan is to enhance the ability of the Company to attract and retain key employees and is intended to stimulate the efforts of key employees by providing an opportunity for capital appreciation and recognition of outstanding service to the Company, all of which management believes will contribute to the long-term growth and profitability of the Company.

     The full text of the 1999 Incentive Plan is set forth in Exhibit B to this Proxy Statement. The following description of certain features of the Plan is qualified in its entirety by the full text of the Plan.

Administration; Eligible Employees; Limitations on Awards; Performance Goals

     The Plan is administered by the Compensation Committee. Members of the Compensation Committee and other Outside Directors are not eligible for awards. The Compensation Committee has full power to select, from among the employees eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants, and to determine the specific terms of each grant, subject to the provisions of the Plan. The Compensation Committee may authorize the chief executive officer or other officers of the Company to designate persons, who are not subject to Section 16 of the Securities Exchange Act of 1934, as participants in the Plan.

     Persons eligible to participate in the Plan will be those officers and other key employees of the Company and its subsidiaries and affiliates (expected to be approximately 175 persons) who are responsible for or contribute to the management, growth or profitability of the business of the Company and its subsidiaries and affiliates, as selected from time to time. The Plan limits the number of shares that may be awarded to any participant in any fiscal year to 250,000 shares.

     Awards under the Plan having performance-based vesting or exercise restrictions will be based on specific performance goals that are expressed as an objectively determined level of performance of the individual participant, a business unit or subsidiary of the Company, or the Company as a whole, based on one or more of the following: price of the Class A Common Stock, market share, sales, earnings, earnings per share, return on equity or assets, costs and total shareholder return, as determined by the Compensation Committee at the time of establishing the performance goal.

Stock Options

     The Plan permits the granting of stock options that qualify as incentive stock options under Section 422(b) of the Internal Revenue Code ("incentive options" or "ISOs") and stock options that do not qualify ("nonstatutory options"). The exercise price of each option shall be determined by the Compensation Committee in its discretion but may not be less than the fair market value of the Class A Common Stock on the date the option is granted. On February 26, 1999, the closing price of the Class A Common Stock on the NYSE (composite tape), as reported in The Wall Street Journal, was $33 5/16.

     The term of each option will be fixed by the Compensation Committee but may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee. The exercise price of options granted under the Plan must be paid in cash or by delivery of shares of unrestricted Common Stock or a combination of cash and shares. Options are nontransferable other than by will or the laws of descent and distribution except that the Compensation Committee may authorize transfer of options to an immediate family member.

     In the event of termination of employment for normal retirement, disability or death, an option may thereafter be exercised to the extent it was then exercisable for a period of one year unless the Compensation Committee specifies another period, subject to the stated term of the option. In case of death after normal retirement or disability while the option is still exercisable, the option will in general be exercisable for one year following death, or other period specified by the Compensation Committee, subject to the stated term of the option. If an optionee terminates employment for any reason other than normal retirement, disability or death, generally his or her options will terminate, unless provided otherwise by the Compensation Committee.

     To qualify as incentive options, options must currently meet additional federal tax requirements, including limits on the value of shares subject to incentive options first exercisable annually to any participant and a shorter exercise period and higher minimum exercise price in the case of certain large shareholders. To the extent these special requirements are changed or eliminated, the Plan may be amended accordingly.

Stock Appreciation Rights

     The Compensation Committee may also grant nontransferable (other than by will or the laws of descent and distribution) rights, alone or in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or shares of unrestricted Class A Common Stock, Restricted Stock, or Deferred Stock awards equal to (or if determined by the Compensation Committee at the time of grant, less than) the increase since the date of grant in the market value of the shares covered by such right ("stock appreciation right"). Each tandem stock appreciation right would terminate upon the termination or exercise of any accompanying option.

Restricted Stock and Unrestricted Stock

     The Compensation Committee may also award shares of Class A Common Stock subject to such conditions and restrictions as the Compensation Committee may determine ("Restricted Stock").

     Recipients of Restricted Stock must enter into a Restricted Stock award agreement with the Company, in such form as the Compensation Committee determines, setting forth the restrictions and conditions to which the shares are subject and the date or dates on which the restrictions and conditions will lapse. The Compensation Committee may at any time waive such restrictions or accelerate such dates.

     Shares of Restricted Stock are nontransferable (other than by will or the laws of descent and distribution). If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the lapse or waiver of the restrictions, then, unless otherwise provided in the award agreement or otherwise determined by the Compensation Committee, the shares will be forfeited and the Company shall pay the participant any cash consideration paid by the participant. Prior to the lapse of restrictions on shares of Restricted Stock, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in the Restricted Stock award agreement.

     The Compensation Committee may also grant shares which are free from any restrictions under the Plan ("Unrestricted Stock"). Unrestricted Stock may be issued (at no cost or for par value) in recognition of past services or in other circumstances where the Compensation Committee determines the grant to be in the best interests of the Company.

Deferred Stock

     The Compensation Committee may also make Deferred Stock awards under the Plan. These are nontransferable awards entitling the recipient to receive shares of Class A Common Stock without any payment in one or more installments at a future date or dates, as determined by the Compensation Committee. Receipt of Deferred Stock may be conditioned on such matters as the Compensation Committee shall determine, including continued employment or attainment of performance goals. Any deferral under a Deferred Stock award may be waived by the Compensation Committee at any time prior to termination of employment.

Performance Units

     The Compensation Committee may also award nontransferable Performance Units entitling the recipient to receive shares of Class A Common Stock or cash in such combinations as the Compensation Committee may determine. Payment of the award may be conditioned on achievement of individual or Company performance goals over a fixed or determinable period and such other conditions as the Compensation Committee shall determine. A recipient of the award must enter into an agreement setting forth the applicable conditions, as determined by the Compensation Committee. Except as otherwise determined by the Compensation Committee, rights under a Performance Unit award will terminate upon a participant's termination of employment. Any conditions in an award may be waived or modified by the Compensation Committee at any time prior to termination of employment.

     Performance Units may be awarded independently or in connection with stock options or other awards under the Plan and may provide for payment at specified times or at times elected by the recipients. Unless otherwise determined by the Compensation Committee, payment of Performance Units issued in connection with stock options shall reduce the number of shares subject to the option on such basis as is specified in the award agreement.

Other Stock-based Awards

     The Compensation Committee may in its discretion grant other types of awards of, or based on, Class A Common Stock ("Other Stock-based Awards"). Such awards may include debt securities convertible into or exchangeable for shares of Common Stock upon such conditions, including attainment of performance goals, as the Compensation Committee shall determine. The Compensation Committee may determine the amount and form of consideration, if any, payable upon the issuance or exercise of an Other Stock-based Award. The Compensation Committee may prescribe limitations or conditions requiring forfeiture by the participant, or permitting repurchase by the Company, of Other Stock-based Awards or related securities, and may at any time, if it determines such action to be in the best interests of the Company, accelerate or waive any such limitations or conditions.

     Other Stock-based Awards may only be transferred by will or by the laws of descent and distribution. The recipient of an Other Stock-based Award will have rights of a shareholder only to the extent, if any, specified by the Compensation Committee in the Other Stock-based Award agreement.

Supplemental Grants

     In connection with awards granted or exercised under the Plan, the Compensation Committee may authorize loans from the Company to the participant. Loans, including extensions, may be for up to 10 years and may be either secured or unsecured. Each loan shall be subject to such terms and conditions and shall bear such rate of interest, if any, as the Compensation Committee shall determine. However, any such loan shall not be used to pay the par value of any shares issued to the borrower, and the amount of any such loan shall not exceed the total exercise or purchase price paid by the borrower under an award or for related stock plus an amount equal to the cash payment which could have been paid to the borrower in respect of taxes as described in the next paragraph. Loans may be made at any time, subject to such limitations as the Compensation Committee shall prescribe.

     The Compensation Committee may at any time also grant to a participant the right to receive a cash payment in connection with taxable events (including the lapse of restrictions) under grants or awards. The amount of any such payment may not exceed the amount estimated to be necessary to cover the federal, state and local income taxes due with respect to the award and cash payment.

Dividends and Deferrals; Nature of Company's Obligations Under the Plan

     The Compensation Committee may require or permit the immediate payment or deferral of dividends and amounts equal to dividends on awards under the Plan. The Compensation Committee may also provide for the accrual of interest on amounts deferred under the Plan on such terms as the Compensation Committee may determine.

     Unless the Compensation Committee expressly determines otherwise, participants in the Plan will have no rights greater than those of a general creditor of the Company. The Compensation Committee may authorize the creation of trusts and other arrangements to facilitate or ensure the Company's obligations under the Plan, provided that such trusts and arrangements are consistent with the foregoing provisions.

Adjustments

     The Compensation Committee is required to make appropriate adjustments in connection with outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger in which the Company is the surviving corporation, recapitalization or similar reorganization, the Company shall make appropriate adjustments to outstanding stock options and stock appreciation rights and, in the Compensation Committee's discretion, may make other equitable or appropriate adjustments to other outstanding awards. In the event of a liquidation, dissolution or merger in which the Company is not the survivor, the Compensation Committee in its discretion may provide for substitution or adjustments or may accelerate or, upon payment of other consideration for the vested portion of any award as the Compensation Committee deems equitable in the circumstances, terminate such awards.

Amendment and Termination

     The Board of Directors may at any time amend or discontinue the Plan and the Compensation Committee may at any time amend or cancel awards or provide substitute awards to satisfy changes in the law or for any other lawful purpose. However, no such action shall adversely affect any rights under outstanding awards without the holder's consent. Shareholder approval is required for any Plan amendment if the Board considers such approval is necessary or desirable to comply with any tax or regulatory requirement.

Federal Income Tax Consequences

     The rules concerning the federal income tax consequences with respect to grants made pursuant to the 1999 Incentive Stock Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions and their interpretations and applications are subject to change and may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (i) any federal tax consequences other than income tax consequences or (ii) any state, local or foreign tax consequences that may apply.

Incentive Options

     For regular income tax purposes, no taxable income is recognized by the optionee upon the grant or exercise of an ISO, if no disposition of shares issued upon exercise of the ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee. In such case, (a) upon sale of such shares, any amount recognized in excess of the option price will generally be taxed to the optionee as a long-term capital gain and any loss sustained will generally be a long-term capital loss, and (b) no deductions will be allowed to the Company for federal income tax purposes. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above (a "disqualifying disposition"), generally (a) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company.

Nonstatutory Options

     No income is recognized by the optionee at the time a nonstatutory option is granted. Generally, (a) at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and the Company receives a tax deduction for the same amount and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held.

Stock Appreciation Rights

     No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, or when a participant receives payment in cancellation of a right, the participant will generally be required to include as taxable ordinary income in the year of such exercise or payment an amount equal to the amount of cash received and the fair market value of any stock received. The Company will generally be entitled at the same time to a deduction for federal income tax purposes equal to the amount includable as ordinary income by such participant.

Restricted Stock, Unrestricted Stock

     The recipient of Restricted Stock is not subject to any federal income tax upon the grant of Restricted Stock, nor does the grant of Restricted Stock result in an income tax deduction for the Company, unless the restrictions on the stock do not present a substantial risk of forfeiture as defined under
Section 83 of the Internal Revenue Code. In the year that the Restricted Stock is no longer subject to a substantial risk for forfeiture, the recipient will recognize ordinary income in an amount equal to the fair market value of the shares of Class A Common Stock transferred to the recipient, generally determined on the date the Restricted Stock is no longer subject to a substantial risk of forfeiture. If a recipient is subject to Section 16(b) of the Exchange Act and cannot sell the Class A Common Stock without being subject to liability under such section, the stock will be treated as subject to a substantial risk of forfeiture. If the Restricted Stock is forfeited, the recipient will recognize no gain.

     The recipient of Restricted Stock may make an election under Section 83(b) of the Code to recognize the fair market value of the Class A Common Stock as taxable income at the time of grant of the Restricted Stock. If an election is made, (i) the recipient will not otherwise be taxed in the year that the Restricted Stock is no longer subject to a substantial risk of forfeiture; and
(ii) if the Restricted Stock is subsequently forfeited, the recipient will be allowed no deduction with respect to such forfeiture.

     Cash dividends paid to a recipient on shares of Restricted Stock prior to the date the Restricted Stock is no longer subject to a substantial risk of forfeiture or is forfeited are treated as ordinary income of the recipient in the year received. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient when such ordinary income is recognized by the recipient, provided the Company satisfies applicable federal income tax reporting requirements. Depending on the period shares of Common Stock are held after receipt by the recipient, the sale or other taxable disposition of such shares will result in short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares generally when the Restricted Stock is no longer subject to a substantial risk of forfeiture.

     The recipient of Unrestricted Stock will realize ordinary income equal to the fair market value of the stock at the time the stock is transferred, minus any amount paid for such stock. Where the recipient is subject to Section 16(b) of the Securities Exchange Act of 1934, special rules may apply under which the timing and the amount of ordinary income to the recipient and the timing and amount of tax deduction available to the Company may be deferred.

Deferred Stock

     The recipient of a Deferred Stock award generally will recognize ordinary income equal to the fair market value of the stock on the date that the stock is distributed to the participant. The capital gain or loss holding period of such stock will also commence on such date. The Company generally will be entitled to a deduction equal to the amount taxable as ordinary income to the employee.

Performance Units

     The recipient of a Performance Unit award generally will recognize ordinary income equal to any cash received and the fair market value of any Class A Common Stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income realized by the recipient. Any cash received under a Performance Unit award will be included in income at the time of receipt. The fair market value of any Class A Common Stock received will also generally be included in income (and a corresponding deduction will generally be available to the Company) at time of receipt. The capital gain or loss holding period for any Class A Common Stock distributed under a Performance Unit award will begin when the recipient recognizes ordinary income in respect of that distribution.

Other Stock-based Awards

     The federal income tax consequences of Other Stock-based Awards will depend on how such awards are structured. Generally, the Company will be entitled to a deduction with respect to such awards only to the extent that the individual recognizes compensation taxable as ordinary income in connection with such awards. It is anticipated that Other Stock-based Awards will usually result in compensation income to the participant in some amount. However, some forms of Other Stock-based Awards may not result in any compensation income to the participant or any income tax deduction for the Company.

Supplemental Grants

     Generally, loans made at market interest rates under the Plan will not result in taxable income to the recipient or in a deduction to the Company. However, any such loan made at a rate of interest lower than certain rates specified under the Internal Revenue Code may result in an amount (measured, in general, by reference to the difference between the actual rate and the specified rate) being included in the borrower's income and being deductible by the Company. Forgiveness of all or a portion of a loan will also result in ordinary income to the borrower and a deduction for the Company. If outright cash grants are given in order to facilitate the payment of award-related taxes, the grants will be includable as ordinary income by the recipient at the time of receipt and will in general be deductible by the Company.

Dividends

     Dividends paid on Class A Common Stock (including Restricted Stock), to the extent includable in a participant's income under the Plan, will be taxed as ordinary income. Generally, the Company will not be entitled to any deduction for dividends. However, if dividends are paid with respect to shares that are not transferable and are subject to a substantial risk of forfeiture, and if the participant has not elected immediate recognition of income under Section 83(b) of the Code with respect to those shares, the dividends will be treated as additional compensation deductible by the Company at such time as the dividends are included in the participant's income.

Outstanding Awards

     There are no outstanding awards under the Plan.

     THE AFFIRMATIVE VOTE OF PERSONS HOLDING AT LEAST A MAJORITY OF THE VOTES CAST IS REQUIRED FOR ADOPTION OF THE 1999 INCENTIVE STOCK PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AS OF FEBRUARY 11, 1999:

                                       CLASS A             CLASS B       PERCENT OF
NAME                            COMMON STOCK(1)(2)(3)    COMMON STOCK     CLASS B
----                            ---------------------    ------------    ----------
DIRECTORS & NOMINEES
J. F. Akers...................           2,783
C. C. Bowles..................          56,473(4)           135,600(5)      1.9%
J. L. Clendenin...............           3,219
L. S. Close...................           5,019               74,605(5)      1.0%
C. W. Coker...................           4,519
J. H. McArthur................           3,019
A. Papone.....................           3,133
D. S. Perkins.................           4,341
R. B. Smith...................           2,333
S. H. Smith...................           3,203
S. Turley.....................           4,019
EXECUTIVE OFFICERS
C. P. Dorsett.................          54,650(4)
W. Y. Elisha..................         165,295(4)(6)         40,201         0.5%
S. P. Kelbley.................          66,262(4)
R. W. Moser...................          49,057(4)
T. P. O'Connor................          69,164(4)
All Directors, Nominees and
  Executive Officers as a
  Group.......................         583,283(4)           250,416         3.5%

---------------

(1) Each of the persons named holds less than 1% of the Class A Common Stock except for Mr. Elisha, who holds 1.6%. All Directors, Nominees, and Executive Officers as a Group hold 5.5% of the Class A Common Stock.

(2) Includes shares held under the Outside Directors' Restricted Stock Plan as follows: Mr. Akers, 1,783; Mrs. Bowles, 487; Messrs. Clendenin, Close, Coker, McArthur, and Turley, 3,019 each; Mr. Papone and Ms. Smith, 2,133 each; Mr. Smith, 2,703; and Mr. Perkins, 929. The directors have sole voting power as to these shares but do not have investment power until lapse of restrictions on the restricted shares.

(3) Includes shares held in the Springs of Achievement Partnership Plan as follows: Mrs. Bowles, 293; Mr. Elisha, 533; Mr. Dorsett, 571; Mr. Kelbley, 575; and Mr. O'Connor, 580. These persons have sole voting and investment power as to these shares.

(4) Includes beneficial ownership of Class A Common Stock that may be acquired within 60 days pursuant to stock options awarded under the Incentive Stock Plan as follows: for Mrs. Bowles, 40,000; Mr. Elisha, 153,833; Mr. Dorsett, 53,166; Mr. Kelbley, 65,000; Mr. Moser, 41,000; and Mr. O'Connor, 65,000.

(5) See text under the caption "Close Family Ownership" on page 22 for additional information about ownership of Class B Common Stock.

(6) Does not include 30,000 shares of Class A Common Stock held by a trust for Mr. Elisha's children and grandchildren of which Mr. Elisha was the settlor. Mr. Elisha disclaims beneficial ownership of these shares.

Close Family Ownership

     Mrs. Bowles and Mr. Close are members of the Close family which, together with certain related entities, owns as of February 11, 1999, a total of 144,647 shares (1.4%) of the Company's Class A Common Stock and 7,150,591 shares (99.4%) of the Company's Class B Common Stock. Excluding the shares owned by Mrs. Bowles and Mr. Close described on page 21, the Close family and related entities' ownership of Class A and Class B Common Stock is as follows:

                                      CLASS A         CLASS B       PERCENTAGE
NAME(1)                             COMMON STOCK    COMMON STOCK    OF CLASS B
-------                             ------------    ------------    ----------
Close family trusts...............                   5,020,158(2)      69.7
The Springs Company...............                   1,401,930(3)      19.5
Central Reassurance Corporation...                     175,000(4)       2.4
Close Foundation(5)...............     3,392

---------------

(1) The address for the named parties is P.O. Drawer 460, Lancaster, South Carolina 29721.

(2) These shares are held in different trusts by Mrs. Anne Springs Close, and by certain children of Mrs. Close, as trustees for the children of Mrs. Close. While Mrs. Close, Mrs. Bowles, and Mr. Close each disclaim beneficial ownership of these shares, they have shared voting and dispositive power with respect to 4,115,156, 2,655,610, and 1,849,743 of these shares, respectively.

(3) In addition to these shares, The Springs Company holds 343,298 shares (4.8%) of the Class B shares and 78,763 shares (.7%) of the Class A shares as the trustee of management trusts for certain members of the Close Family. All outstanding shares of The Springs Company are owned by trusts for the benefit of certain members of the Close Family. Mrs. Close and Mr. Close are directors of The Springs Company.

(4) All outstanding shares of Central Reassurance Corporation are owned by trusts for the benefit of certain members of the Close family.

(5) The Close Foundation is a nonprofit foundation established by the Close family. Mrs. Close and Mrs. Bowles have shared voting and dispositive power with respect to these shares.

Other Principal Holders of Common Stock

                                                                                     PERCENTAGE
              CLASS                           NAME & ADDRESS             AMOUNT       OF CLASS
              -----                 ----------------------------------  ---------    ----------
Class A Common Stock                Morgan Stanley, Dean Witter & Co.   1,264,289(1)    11.8%
                                    1585 Broadway
                                    New York, NY 10036
                                    Miller Anderson & Sherrerd LLP      1,101,120       10.3%
                                    MAS Funds Value Portfolio             610,918        5.7%
                                    One Tower Bridge
                                    West Conshohocken, PA 19428-2899

---------------

(1) Based on a Schedule 13G filed jointly on February 15, 1999, by Morgan Stanley, Dean Witter & Co., Miller Anderson & Sherrerd LLP, and MAS Funds Value Portfolio, Morgan Stanley has shared voting power with respect to 1,096,469 (10.3% of the Class) and shared dispositive power with respect to 1,264,289 (11.8% of the Class) of these shares, Miller Anderson has shared voting power with respect to 956,800 (10.0% of the Class) and shared dispositive power with respect to 1,101,120 (10.3% of the Class) of these shares, and MAS Funds Value Portfolio has shared voting and dispositive power with respect to 610,918 of these shares (5.7% of the Class).

TRANSACTIONS WITH CERTAIN PERSONS

     For many years the Company has transacted business with certain companies that are controlled by members of the Close Family. Mrs. Bowles and Mr. Close are affiliated with these companies. The amounts paid or received by the Company for these transactions are set forth below.

     The Company paid The Springs Company and certain of its affiliates $44,239 for rent, railroad track maintenance, and miscellaneous goods and services in 1998.

     Kanawha Insurance Company writes certain group insurance policies for the Company and provides administrative services under certain of the Company's self-funded medical benefit programs. Premiums paid to Kanawha for the group policies totaled approximately $2.5 million in 1998. The Company also paid Kanawha approximately $2.1 million in 1998 for administrative services under certain of the Company's medical benefit programs.

     Payments by the Company to Sandlapper Fabrics, Inc. for printed fabric and printing services totaled $195,986 in 1998. Mr. Close is president and chief executive officer of Sandlapper Fabrics, Inc.

     The services, property, and facilities described in the foregoing paragraphs, which have been reviewed by the Audit Committee, have been obtained by the Company on terms as favorable as those available from unaffiliated parties.

     Charges by the Company for services in 1998 to affiliates or related interests were approximately $37,169 to The Springs Company, its affiliated or related entities, and to the Close family. These services consisted primarily of recordkeeping, administrative, maintenance, and courier services.

     The Company, as a service to its employees and pursuant to individual authorization, provides at no charge a payroll deduction program for payment of premiums on individual insurance policies purchased directly from Kanawha Insurance Company.

     In 1987 the Company entered into a 50-year agreement with Springland, Inc., a wholly-owned subsidiary of The Springs Company, to lease the Founder's House in Fort Mill, South Carolina, which is listed in the National Register of Historic Structures. The Company uses the Founder's House to provide quarters for visiting directors, associates, and guests of the Company. The Founder's House is also used for meetings by the Company.

     The Company is obligated to pay rent of $1 per year under the lease and to pay for all utilities, insurance, maintenance, and taxes on the Founder's House. Springland has the right to terminate the lease upon six months' notice after the year 2019. If Springland elects to terminate the lease, it must pay the Company the unamortized book value of improvements made by the Company computed on a straight line amortization basis over a forty-year useful life.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities and Exchange Commission require disclosure of late Section 16 filings by Company directors and executive officers. The automatic conversion of deferred shares to Class A Common Stock of the Company in connection with the Company's performance unit awards was inadvertently reported one month late on Form 4s filed by Mrs. Bowles and Messrs. C. P. Dorsett, W. K. Easley, S. P. Kelbley, R. W. Moser, T. P. O'Connor, and R. L. Thompson. Also, the purchase of shares by a family member of Mr. Easley was inadvertently reported ten days late.

OTHER MATTERS

     The minutes of the Annual Meeting of Shareholders held April 20, 1998, will be presented at the Meeting, but it is not intended that action taken under the proxy will constitute approval of matters referred to in such minutes.

     The Company's management is not aware of any other matters to be presented at the Meeting. If other matters should arise, however, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

ANNUAL REPORT AND FORM 10-K

     The Annual Report to Shareholders, including financial statements of the Company for the fiscal year ended January 2, 1999, is included with these proxy materials. The Annual Report is not a part of the proxy soliciting material.

     A copy of the Company's annual report on Form 10-K to the Securities and Exchange Commission may be obtained by shareholders without charge by writing:
Springs Industries, Inc., P. O. Box 70, Fort Mill, South Carolina 29716,
Attention: Secretary.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          C. POWERS DORSETT
                                          Senior Vice President-General Counsel
                                          & Secretary

                                                                   March 3, 1999

                                                                       EXHIBIT A

                              PEER GROUP COMPANIES

Aeroquip-Vickers, Inc.
Alberto-Culver Company
Armco Inc.
Asarco Incorporated
Autodesk, Inc.
Ball Corporation
C.R. Bard, Inc.
Battle Mountain Gold Company
Bethlehem Steel Corp.
Boise Cascade Corporation
Briggs & Stratton Corporation
Charming Shoppes, Inc.
Adolph Coors Company
Cyprus Amax Minerals Co.
Data General Corporation
Eastern Enterprises
EG&G, Inc.
Fleetwood Enterprises, Inc.
Foster Wheeler Corporation
Fruit of the Loom, Inc.
The Great Atlantic & Pacific Tea
  Company, Inc.
John H. Harland Company
Harnischfeger Industries, Inc.
Helmerich & Payne, Inc.
Homestake Mining
Inland Steel Industries, Inc.
Jostens, Inc.
Kaufman and Broad Home
  Corporation
Longs Drug Stores Corporation
McDermott International, Inc.
Milicron, Inc.
Millipore Corp.
Moore Corp. Ltd.
Nacco Industries, Inc.
Niagara Mohawk Power
  Corporation
Oneok, Inc.
Owens Corning
Peoples Energy Corporation
Pep Boys-Manny, Moe & Jack
Polaroid Corporation
Potlatch Corporation
Pulte Corporation
Reebok International Ltd.
Russell Corporation
Safety-Kleen Corp.
Scientific-Atlanta, Inc.
Shared Medical Systems
  Corporation
Stone Container Corporation
Tupperware Corporation
Worthington Industries, Inc.

 COMPANIES IN LAST YEAR'S PEER GROUP THAT ARE NOT INCLUDED IN THE CURRENT PEER
                                     GROUP

Caliber System, Inc.
Centex Corporation
Cincinnati Milacron, Inc.
Cooper Tire & Rubber Company
Crane Co.
Darden Restaurants, Inc.
Echo Bay Mines Ltd.
King World Productions, Inc.
Meredith Corporation
Navistar International Corporation
Tektronix, Inc.
Unisys Corporation
US Airways Group, Inc.

                                                                       EXHIBIT B

                            SPRINGS INDUSTRIES, INC.

                           1999 INCENTIVE STOCK PLAN

     1. Purpose. The purpose of the Springs Industries, Inc. 1999 Incentive Stock Plan is to promote the interests of the Company and it shareholders by enabling selected key employees of the Company and its subsidiaries to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company's Stock and to provide for additional compensation based on appreciation in the Company's Stock. The Plan provides a means to attract and retain key employees of merit and is intended to stimulate the efforts of such employees by providing an opportunity for capital appreciation and by recognizing outstanding service to the Company, thus contributing to the long-term growth and profitability of the Company.

     2. Defined Terms. The following defined terms have the meanings set forth below:

          (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (b) "Affiliate" means any organization (other than a Subsidiary) that would be treated as under common control with the Company under Section 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under Section 414(c) of the Code.

          (c) "Award" or "Awards" except where referring to a particular category of grant under the Plan shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and Other Stock-Based Awards.

          (d) "Board" means the Board of Directors of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended, and any successor code and related rules, regulations and interpretations.

          (f) "Committee" means the Management Compensation and Organization Committee of the Board (or a subcommittee or other committee as described in Section 5 below); such committee or subcommittee shall consist of at least three members of the Board.

          (g) "Company" means Springs Industries, Inc.

          (h) "Deferred Stock Award" is defined in Section 11(a).

          (i) "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

          (j) "Fair Market Value" on a specified date shall be the closing price of the Stock on the New York Stock Exchange on the last trading day prior to the specified date.

          (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (m) "Other Stock-Based Award" is defined in Section 13(a).

          (n) "Performance Unit Award" is defined in Section 12(a).

          (o) "Plan" means the Springs Industries, Inc. 1999 Incentive Stock Plan, as amended from time to time.

          (p) "Restricted Stock Award" is defined in Section 9(a).

          (q) "Retirement" means a severance from the active employment of the Company or its Subsidiaries or Affiliates by reason of retirement pursuant to the provisions of any profit sharing, pension or other retirement plan of the Company or its Subsidiaries or Affiliates, or any contract between the Company or any of its Subsidiaries or Affiliates and the participant.

          (r) "Stock" means the Class A Common Stock, $.25 par value, of the Company.

          (s) "Stock Appreciation Right" means a right described in Section
     8(a).

          (t) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 7.

          (u) "Stock Surrender Withholding Election" shall have the meaning set forth in Section 15.

          (v) "Subsidiary" shall mean a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

          (w) "Unrestricted Stock Award" is defined in Section 10.

          (x) "Tax Date" shall have the meaning set forth in Section 15.

     3. Stock Subject to the Plan. (a) Shares Issuable. The maximum number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 1,750,000 shares. Such shares of Stock may consist, in whole or in part, of authorized and unissued shares or treasury shares. If (i) an Award expires or terminates for any reason without being exercised in full or is satisfied without the distribution of Stock, or (ii) Stock distributed pursuant to an Award is forfeited or reacquired by the Company, or is surrendered upon exercise of an Award, the Stock subject to such Award or so forfeited, reacquired or surrendered shall again be available for distribution for purposes of the Plan.

     (b) Changes in Capitalization. In the event of a stock dividend, stock split or any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares effected without receipt of consideration by the Company, the Committee shall make appropriate adjustments in (i) the number of and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards and (iii) the option or purchase price in respect of such shares. In the event of any such change in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of Stock or other securities with respect to which outstanding Awards are exercisable and with respect to which future Awards may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 18 below. In the event the Stock is changed into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan. Except (i) as expressly provided in the preceding sentences or (ii) for any distribution or adjustment made with respect to outstanding shares of Restricted Stock in connection with a distribution or adjustment made with respect to all other outstanding shares of Stock, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to any Award. The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     (c) Substitute Awards. The Company may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company, a Subsidiary or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company, a Subsidiary or an Affiliate or the acquisition by the Company, a Subsidiary or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

     4. Eligibility. Participants in the Plan will be such officers and other key employees of the Company, its Subsidiaries and Affiliates (but excluding any person who serves only as a director) who are responsible for or contribute to the management, growth, or profitability of the Company, its Subsidiaries and Affiliates and who are selected from time to time by the Committee, in its sole discretion, provided that only employees who are employed by the Company or a Subsidiary shall be eligible for the grant of incentive stock options under the Plan.. No participant shall be granted during any fiscal year the right to acquire pursuant to Awards granted under the Plan more than 250,000 shares of Stock. If, during any fiscal year, a Stock Option or Stock Appreciation Right is granted to a participant and, during the same fiscal year, such Option or Stock Appreciation Right is canceled or terminated either by the Company or by the participant, the shares of Stock issuable pursuant to such an Option or Stock Appreciation Right shall continue to be applied to reduce the maximum number of shares issuable to the participant for such fiscal year.

     5. Administration of the Plan. The Plan shall be administered by the Committee, a subcommittee of the Committee or other committee of the Board, in any case composed of not less than three Directors. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the officers and other key employees of the Company, its Subsidiaries and Affiliates to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Units Awards, and any Other Stock-Based Awards, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares to be covered by any Award;

          (iv) to establish the terms and conditions of any Award, including, but not limited to:

             (A) the share price;

             (B) any restriction or limitation on the grant vesting or exercise of any Award (including but not limited to, the attainment (and certification of the attainment) of one or more performance goals based on one or more (or any combination) of the following business criteria that may apply to the individual participant, a Company business unit, including a Subsidiary or an Affiliate, or the Company as a whole: (1) Stock price, (2) market share, (3) sales, (4) earnings, (5) earnings per share, (6) return on equity or assets, (7) costs, and (8) total shareholder return based on stock price and dividends paid assuming dividend reinvestment); and

             (C) any waiver of vesting, acceleration or forfeiture provisions regarding any Stock Option or other Award and the Stock relating thereto, based on such factors as the Committee shall determine; and

          (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee), dividends or deemed dividends on such deferrals.

Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions by the Committee made pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants. To the extent permitted by applicable law, the Committee may delegate its authorities under this Section 5 only as they pertain to individuals or entities who are not subject to Section 16 of the Act, to the chief executive officer or other officers of the Company;

provided, however, that the Committee will in all cases authorize the aggregate number of shares to be subject to awards granted during any period.

     6. Award Agreements and Limitations on Term and Date of Awards. (a) A participant who is granted an Award shall have no rights with respect to such Award unless within ninety days of the grant of such Award (or such shorter period as the Committee may specify) the Participant shall have accepted the Award by executing and delivering to the Company an Award agreement.

     (b) Duration of Awards. Subject to Section 19(c) below, no restrictions or limitations on any Award shall extend beyond ten years from the grant date, except that deferrals of the receipt of Stock or other benefits under the Plan elected by participants may extend beyond such date.

     (c) Term. No Award shall be granted more than ten years after the effective date of the Plan as specified in Section 20 below, but then outstanding Awards may extend beyond such date.

     7. Stock Options. Stock Options may be granted alone or in addition to other Awards and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Each Stock Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option at the date of grant. To the extent that any Stock Option denominated as an Incentive Stock Option does not qualify as an "incentive stock option" within the meaning of Section 422 of the Code, it shall constitute a separate Non-Qualified Stock Option. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall be evidenced by option agreements, which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the option agreement but shall be not less than 100% of the Fair Market Value on the date of grant. If an officer or key employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code), and an Incentive Stock Option is granted to such officer or key employee, the option price shall be no less than 110% of the Fair Market Value on the date of grant. The grant of a Stock Option shall occur on the date the Committee by resolution selects an officer or employee as a participant in any grant of Stock Options, determines the number of shares of Stock covered by the Stock Option and specifies the terms and provisions of the option agreement or on such future date as may be determined by the Committee.

          (b) Option Term. Unless an option agreement provides for a shorter exercise period, any Stock Option shall be exercisable not later than ten years after the Stock Option is granted; provided, however, that if an Incentive Stock Option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code), the term of such Incentive Stock Option shall be no more than five years from the date of grant.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions, and in such amounts, as the Committee shall specify in the option agreement, except that no Stock Option when initially granted shall provide that it may be exercisable to any extent during the first six months following the date of grant. Notwithstanding the foregoing, subsequent to the grant of a Stock Option, the Committee, at any time before the complete expiration of such Stock Option, may accelerate the time or times at which such Stock Option may be exercised in whole or in part; provided, however, that if any Stock Option is exercised within the first six months following the date of grant, the shares of Stock received upon such exercise may not be sold within the first six months following the date of grant. Except as provided in subsections (f), (g), (h) and (i) below, a Stock Option may not be exercised by the holder unless the holder is then, and continually after the grant of the Stock Option has been, an employee of the Company or one of its Subsidiaries or Affiliates.

          (d) Method of Exercise. Stock Options may be exercised at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Except as provided in subsection (k) below, such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check or other instrument acceptable to the Company, or by delivery of shares of Stock as provided in this subsection. As determined by the Committee, in its discretion, at (or, in the case of Non-Qualified Stock Options, at or after) the time of grant, payment in full or part may also be made in the form of shares of Stock not then subject to restrictions under any Company plan (but which may include shares the disposition of which constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment under the Code). Shares of Stock so surrendered shall be valued at Fair Market Value on the exercise date. Except as provided in subsection
     (k) below, no shares of Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in
     Section 19(c) below.

          (e) Transferability. Except as otherwise provided in this Section 7(e), no Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or the guardian or legal representative of the optionee. The Committee may, in its discretion, authorize all or a portion of Non-Qualified Stock Options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, parents, children, grandchildren, stepchildren, stepgrandchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, or brothers- and sisters-in-law, including relationships arising from legal adoption, of the optionee ("Immediate Family Members"), or (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; provided that (x) there may be no payment of consideration for any such transfer, (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfer of transferred options shall be prohibited other than by will or the laws of descent and distribution. The Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability. A transfer of a Non-Qualified Option pursuant to this Section may only be effected by the Company at the written request of an optionee and shall become effective only when recorded in the Company's record of outstanding Non-Qualified Options. In the event a Non-Qualified Option is transferred as contemplated hereby, such Non-Qualified Option will continue to be governed by and subject to the terms of this Plan and the relevant grant, and the transferee shall be entitled to the same rights as the optionee thereunder, as if no transfer had taken place.

          (f) Termination by Death. If an optionee's employment with the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent exercisable at the time of death (or on such accelerated basis as the Committee shall at any time determine), by the legal representative or legatee of the optionee, for a period of one year (or such other period as the Committee shall specify at or after the time of grant) from the date of death or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

          (g) Termination by Disability. If an optionee's employment with the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination (or on such accelerated basis as the Committee may at any time determine) for a period of one year (or such other period as the Committee shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of the Stock Option, whichever period is the shorter. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

          (h) Termination by Retirement. If an optionee's employment with the Company or any Subsidiary or Affiliate terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of Retirement (or on such accelerated basis as the Committee may at any time determine) for a period of one year (or such other period as the Committee shall specify at or after the time of grant), provided, however, that the option agreement for any Incentive Stock Option granted under the plan shall state that the failure to exercise an Incentive Stock Option within the three-month period that starts on the date optionee's employment terminates shall result in loss of "incentive stock option" treatment under Section 422 of the Code from the date of Retirement or until the expiration of the stated term of the Stock Option, whichever period is the shorter. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the Stock Option, whichever period is the shorter.

          (i) Other Termination. Unless otherwise determined by the Committee at or after the time of grant, if an employee's employment with the Company or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate.

          (j) Form of Settlement. The Committee may provide in the option agreement that upon receipt of written notice of exercise, the Committee may elect to settle all or a part of the portion of any Stock Option so exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the exercise price (determined on the date the Stock Option is exercised).

          (k) Certain Procedure for Certain Credit Assisted Transactions. Any optionee desiring to obtain credit from a broker, dealer or other "creditor" as defined in Regulation T issued by the Board of Governors of the Federal Reserve System (provided such broker, dealer or creditor has been approved by the Company) to assist in exercising a Stock Option may deliver to such creditor an exercise notice properly executed by such optionee with respect to such Stock Option, together with instructions to the Company to deliver the resulting Stock to the creditor for deposit into a designated account. Upon receipt of such exercise notice and related instructions in a form acceptable to the Company, the Company shall confirm to the creditor that it will deliver to the creditor the Stock covered by such exercise notice and instructions promptly following receipt of the exercise price from the creditor. Upon request the Company may in its discretion, but shall not be obligated to, deliver to the creditor shares of Stock resulting from an assisted exercise prior to receipt of the option price for such shares. The credit assistance contemplated hereby may include a margin loan by the creditor secured by the Stock purchased upon exercise of a Stock Option or an immediate sale of some or all of such Stock by the creditor to obtain or recover the option price which the creditor has committed to pay to the Company.

          (l) Special Provisions Relating to Incentive Stock Options. At the time any Incentive Stock Option granted under the Plan is exercised, the Company shall be entitled to legend the certificates representing the shares of Stock purchased pursuant to such Incentive Stock Option to clearly identify them as representing shares purchased upon exercise of an Incentive Stock Option that may be subject to income tax withholding requirements as set forth in Section 15 below. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the affected optionee, to disqualify any Incentive Stock Option under Section 422 of the Code.

     8. Stock Appreciation Rights. (a) General. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or forms of payment permitted under subsection (d) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the Option exercise price, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (b) Grant and Exercise. Stock Appreciation Rights may be granted in tandem with, or independently of, any Stock Option granted under the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of grant of such option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of such option. A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     (c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, including the following:

          (i) No Stock Appreciation Right shall be exercisable in whole or in part during the first six months of its term.

          (ii) Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable only at such time or times and to the extent that the related Stock Option shall be exercisable. Upon the exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

          (iii) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only with such Stock Option. Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative or guardian.

          (iv) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such option.

     (d) Form of Settlement. Subject to Section 19(c) below, shares of Stock issued upon exercise of a Stock Appreciation Right shall be free of all restrictions under the Plan, except as otherwise provided in this subsection
(d). The Committee may provide at time of grant of a Stock Appreciation Right that such shares shall be in the form of Restricted Stock or rights to acquire Deferred Stock, or may reserve the right to provide so at any time after the date of grant. Any such shares and any shares subject to rights to acquire Deferred Stock shall be valued at Fair Market Value on the date of exercise of the Stock Appreciation Right without regard to any restrictions or deferral limitations.

     9. Restricted Stock. (a) General. A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock, subject to such conditions, including the right of the Company during a specified period or periods to repurchase such shares at their original price or to require forfeiture of such shares (if no cash consideration was paid) upon the participant's termination of employment, as the Committee may determine at the time of grant. The Committee may award shares of Restricted Stock at no cost to the recipient or at such other cost as it shall determine. Shares of Restricted Stock may be granted or sold in respect of past services or other valid consideration.

     (b) Award Agreement and Certificates. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award and made payment to the Company by certified or bank check or instrument acceptable to the Company of any cash consideration required to be paid in connection with such Restricted Stock Award. Each participant receiving a Restricted Stock Award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of the participant and deposited with the Company or its designee, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

          "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Springs Industries, Inc. 1999 Incentive Stock Plan and an agreement entered into between the registered owner and Springs Industries, Inc. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and the Agreement, copies of which are on file in the office of the Secretary of Springs Industries, Inc., Fort Mill, South Carolina 29715."

The Committee may require that, as a condition of any Restricted Stock Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Stock covered by such Award.

     (c) Rights as a Shareholder. Upon complying with subsection (b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to nontransferability restrictions, Company repurchase or forfeiture rights and any other condition described in this Section 9 or contained in the Restricted Stock Award agreement. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends paid on the Restricted Stock.

     (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein and in the Restricted Stock Award agreement. Unless the Committee in its discretion provides otherwise, all shares of Restricted Stock shall be subject to the restrictions against transfer and to the Company's right to repurchase or require forfeiture set forth in this subsection (d) for a period of six months from the date of grant. The Committee shall specify the date or dates (which may depend upon or be related to the attainment of performance goals or such other factors or criteria as the Committee shall determine) on which the nontransferability of the Restricted Stock and the obligation to forfeit or resell such shares to the Company shall lapse. The Committee may provide for the lapse of such restrictions in installments and at any time may accelerate such date or dates and otherwise waive or, subject to
Section 18 below, amend any terms and conditions of the Award. Except as otherwise may be provided in the Award agreement or determined by the Committee at any time after the date of grant, in the event of termination of employment of a participant with the Company and its Subsidiaries and Affiliates for any reason (including death), the participant or the participant's legal representative shall resell to the Company, at the cash consideration paid therefor, all Restricted Stock, and the Company shall purchase such shares at that price, or if no cash consideration was paid, all shares of Restricted Stock awarded to the participant shall automatically be forfeited to the Company. Any shares of Stock or other securities of the Company or any other entity which are issued as a distribution on, or in exchange for, Restricted Stock or into which Restricted Stock is converted as a result of a recapitalization, stock dividend, distribution of securities, stock split or combination of shares or a merger, consolidation or sale of substantially all of the assets of the Company shall be subject to the restrictions set forth in the Restricted Stock Award agreement, which shall inure to the benefit of any surviving or successor corporation which is the issuer of such securities. Upon the lapse of the restrictions applicable to a participant's Restricted Stock, certificates for shares of Stock free of any restrictive legend shall be delivered to the participant or his legal representative or guardian.

     10. Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at a purchase price not to exceed the par value of the shares of Stock at the time of sale) to any participant shares of Stock free of restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration. Any purchase of Unrestricted Stock by a recipient must take place within ninety days after the time of grant of the right to purchase such shares. Notwithstanding the foregoing, any shares of Unrestricted Stock granted to a participant subject to Section 16(b) of the Act may not be sold or otherwise disposed of for value for a period of six months from the date of grant.

     11. Deferred Stock Awards. (a) General. A Deferred Stock Award is an Award entitling the recipient to acquire shares of Stock without payment in one or more installments at a future date or dates, all as determined by the Committee. The Committee may also condition such acquisition on the attainment of specified performance goals or such other factors or criteria as the Committee shall determine. Unless the Committee in its discretion provides otherwise, the deferral period with respect to any Deferred Stock Award shall be no less than six months from the date of grant.

     (b) Restriction on Transfer. Deferred Stock Awards and rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered. Rights with respect to such Awards shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative or guardian.

     (c) Rights as a Shareholder. A participant receiving a Deferred Stock Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a certificate for shares of Stock only upon satisfaction of all conditions specified in the Deferred Stock Award agreement.

     (d) Elective Deferral. A participant may elect to further defer receipt of the Stock payable under a Deferred Stock Award (or an installment of the Award) for a specified period or until a specified event, subject in each case to the Committee's approval and under such terms as determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the deferral period for the Award (or for such installment of the Award).

     (e) Termination. Except as may otherwise be provided in the Deferred Stock Award agreement, a participant's rights in all Deferred Stock Awards shall automatically terminate upon the participant's termination of employment with the Company and its Subsidiaries and Affiliates for any reason (including death). At any time prior to the participant's termination of employment, the Committee may in its discretion accelerate, waive, or, subject to Section 18 below, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award.

     (f) Payments in Respect of Deferred Stock. Without limiting the right of the Committee to specify different terms, the Deferred Stock Award agreement may either make no provisions for, or may require or permit the immediate payment, deferral, or investment of amounts equal to, or less than, any cash dividends which would have been payable on the Deferred Stock had such Stock been outstanding, all as determined by the Committee in its sole discretion.

     12. Performance Unit Awards. (a) General. A Performance Unit Award is an Award entitling the recipient to acquire cash or shares of Stock, or a combination of cash and Stock, upon the attainment of specified performance goals. The Committee in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award in accordance with the provisions of Section 5 above, the periods during which performance is to be measured, and all other limitations and conditions applicable to the Performance Unit Award.

Notwithstanding the foregoing, no Performance Unit Award shall be exercisable in whole or in part during the first six months following the date of grant. Performance goals may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit, including a Subsidiary or an Affiliate, or individual performance factors or criteria as the Committee may deem appropriate. Performance periods may overlap and participants may participate simultaneously with respect to Performance Unit Awards that are subject to different performance periods and different performance goals. The Committee may adjust the performance goals and periods applicable to a Performance Unit Award to take into account changes in law and accounting and tax rules, and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships. Performance Units may be awarded independent of or in connection with the grant of any other Award under the Plan.

     (b) Restrictions on Transfer. Performance Unit Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, and if exercisable over a specified period, shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative or guardian.

     (c) Rights as a Shareholder. A participant receiving a Performance Unit Award will have rights of a shareholder only as to shares of Stock actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions specified in the Performance Unit Award agreement.

     (d) Termination. Except as may otherwise be provided by the Committee at any time prior to the termination of employment, a participant's rights and all Performance Unit Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries and Affiliates for any reason (including death).

     (e) Acceleration; Waiver. At any time prior to the participant's termination of employment with the Company and its Subsidiaries and Affiliates, the Committee may in its sole discretion accelerate, waive, or, subject to
Section 18 below, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award.

     (f) Exercise. The Committee in its sole discretion shall establish procedures to be followed in exercising any Performance Unit Award, which procedure shall be set forth in the Performance Unit Award agreement. The Committee may at any time provide that payment under a Performance Unit Award shall be made, upon satisfaction of the applicable performance goals, without any exercise by the participant. Except as otherwise specified by the Committee,
(i) a Performance Unit granted in tandem with a Stock Option may be exercised only while the Stock Option is exercisable, and (ii) the exercise of a Performance Unit granted in tandem with any Award shall reduce the number of shares of Stock subject to the related Award on such basis as is specified in the Performance Unit Award agreement.

     13. Other Stock-Based Awards. (a) General. The Committee may grant other Awards under which Stock is or may in the future be acquired ("Other Stock-Based Awards"). Such Awards may include, without limitation, debt securities convertible into or exchangeable for shares of Stock upon such conditions, including attainment of performance goals, as the Committee shall determine. No Other Stock-Based Award shall be exercisable in whole or in part during the first six months following the date of grant or, if shares of Stock are awarded to a participant on the date of grant, such Stock shall be subject to restrictions against transfer for a period of no less than six months from the date of grant. Subject to the purchase price limitations in subsection (b) below, such convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt shall be issued unless the Committee shall have provided (by the Company's right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt.

     (b) Purchase Price; Form of Payment. The Committee may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-Based Award. The Committee may permit payment by certified check or bank check or other instrument acceptable to the Committee or by surrender of other shares of Stock (excluding shares then subject to restrictions under the Plan).

     (c) Forfeiture of Awards; Repurchase of Stock; Acceleration or Waiver of Restrictions. The Committee may determine the conditions under which an Other Stock-Based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. At any time the Committee may in its sole discretion accelerate, waive, or, subject to Section 18 below, amend any or all of the limitations or conditions imposed under any Other Stock-Based Award.

     (d) Restrictions on Transfer. Other Stock-Based Awards may not be sold, assigned, transferred, pledged, or encumbered except as may be provided in the Other Stock-Based Award agreement. However, in no event shall any Other Stock-Based Award be transferred other than by will or by the laws of descent and distribution or be exercisable during the participant's lifetime by other than the participant or the participant's legal representative or guardian.

     (e) Rights as a Shareholder. A recipient of any Other Stock-Based Award will have rights of a shareholder only at the time and to the extent, if any, specified by the Committee in the Other Stock-Based Award agreement.

     (f) Deemed Dividend Payments; Deferrals. Without limiting the right of the Committee to specify different terms, an Other Stock-Based Award agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends or deemed dividends payable or deemed payable on Stock subject to the Award.

     14. Supplemental Grants. (a) Loans. The Company may in its sole discretion make a loan to the recipient of an Award hereunder, either on or after the date of grant of such Award. Such loans may be either in connection with exercise of a Stock Option, a Stock Appreciation Right or an Other Stock-Based Award, in connection with the purchase of shares under any Award, or in connection with the payment of any federal, state and local income taxes in respect of income recognized under an Award. The Committee shall have full authority to decide whether to make a loan hereunder and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Stock issued, have a term (including extensions) exceeding ten years in duration, or be in amount exceeding the total exercise or purchase price paid by the borrower under an Award or for related Stock under the Plan plus an amount equal to the cash payment permitted in subsection (b) below.

     (b) Cash Payments. The Committee may, at any time and in its discretion, authorize a cash payment, in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award, which shall not exceed the amount which would be required in order to pay in full the federal, state and local income taxes due as a result of income recognized by the recipient as a consequence of (i) the receipt of an Award or the exercise of rights thereunder and (ii) the receipt of such cash payment. The Committee shall have complete authority to decide whether to make such cash payments in any case, to make provisions for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of any such payment.

     15. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If a participant surrenders shares of Stock acquired pursuant to the exercise of an Incentive Stock Option in payment of the option price of a Stock Option or the purchase price under another Award, and such surrender constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment under the Code, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements. A recipient may elect with respect to any Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, Deferred Stock Award, Performance Unit Award or Other Stock-Based Award which is paid in whole or in part in Stock, to surrender or authorize the Company to withhold shares of Stock (valued at Fair Market Value on the date of surrender or withholding of the shares) in satisfaction of all such withholding requirements (the "Stock Surrender Withholding Election") in accordance with the following:

          (i) Any Stock Surrender Withholding Election shall be made by written notice to the Company and thereafter shall be irrevocable by the recipient.

          (ii) Any Stock Surrender Withholding Election must be made prior to the date on which the recipient recognizes taxable income with respect to the receipt of such shares (the "Tax Date").

          (iii) If a recipient is subject to Section 16 of the Act, or any successor law, such person must make any Stock Surrender Withholding Election more than six months after the date of grant of the Award with respect to which such election is made (except whenever such election is made by a disabled recipient or the estate or personal representative of a deceased recipient).

          (iv) When the Tax Date falls after the exercise of a Stock Option or issuance of shares pursuant to any other Award and the recipient makes a Stock Surrender Withholding Election, the full number of shares of Stock subject to the Stock Option being exercised or issuable pursuant to the Award will be issued, but the recipient will be unconditionally obligated to deliver to the Company on the Tax Date the number of shares of Stock having a value on the Tax Date equal to the recipient's federal, state and local withholding tax requirements.

          (v) For purposes of this Section 15, the Committee shall have the discretion to provide (by general rule or a provision in the specific Award agreement) that, at the election of the recipient, "federal, state and local withholding tax requirements" shall be deemed to be any amount designated by the recipient which does not exceed his estimated federal, state and local tax obligations associated with the transaction, including FICA taxes to the extent applicable.

     16. Merger; Liquidation. If the Company shall be the surviving corporation in any merger, recapitalization or similar reorganization, the optionee of each outstanding Stock Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Stock Option, the number and class of shares of Stock or other securities to which a holder of the number of shares of Stock subject to the Stock Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in connection with determining the value of any related Stock Appreciation Right. In the event of any such change in capitalization of the Company, the Committee may such additional adjustments in the number and class of shares of stock or other securities with respect to which outstanding Awards are exercisable and with respect to which future Awards may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 18 below. In the event of dissolution or liquidation of the Company or a merger in which the Company is not the surviving corporation, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number or purchase price (if any) of shares subject to such Awards as it may determine, or accelerate, amend, or terminate such Awards upon such terms and conditions as it shall provide, which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances.

     17. Unfunded Status of Plan. With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards, provided that the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     18. Amendments and Termination. The Board may amend or discontinue the Plan, but no amendment or discontinuance shall be made which would impair the rights of a recipient of an Award theretofore granted without the recipient's consent; provided, however, that no amendment shall be made without shareholder approval if the Board considers such approval is necessary or desirable to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Act. The Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the recipient's consent.

     19. General Provisions. (a) Transfers. For purposes of the Plan, the transfer to the employment by the Company from a Subsidiary or Affiliate or from the Company to a Subsidiary or Affiliate, or from one Subsidiary or Affiliate to another, shall not be deemed a termination of employment.

     (b) Leaves of Absence. The Committee may in its discretion determine whether a leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of such leave of absence on Awards previously granted to a holder who takes a leave of absence.

     (c) Restrictions on Delivery and Sale of Shares. Each Award granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the Stock covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of Stock thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of any delivery of Stock pursuant to an Award, that the recipient of Stock represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that the Stock will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any applicable restrictions applicable on resale as the Company, in its discretion, shall deem appropriate.

     (d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan does not confer upon any employee any right to continued employment with the Company or a Subsidiary or Affiliate, or affect the right of the Company or any Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (e) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with laws of the State of South Carolina.

     20. Effective Date. The Plan shall become effective on the date of its adoption by the shareholders of the Company.

                                     (MAP)

                                                                  (SPRINGS LOGO)


                          DIRECTIONS TO MEETING SITE
                            YORK TECHNICAL COLLEGE
                               ROCK HILL, S.C.

CLASS A COMMON                                                    CLASS A COMMON
                            SPRINGS INDUSTRIES, INC.
                             205 NORTH WHITE STREET
                              FORT MILL, SC 29715

                      SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 19, 1999

The undersigned hereby appoints as Proxies Crandall C. Bowles and Charles W. Coker, with the power of substitution to each, and hereby authorizes each to represent and to vote all shares of Class A common stock of Springs Industries, Inc. (the "Company") held of record by the undersigned on March 1, 1999, at the Annual Meeting of Shareholders to be held on April 19, 1999, and any adjournments thereof, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE AND AT THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER THAT WILL COME BEFORE THE MEETING.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

HAS YOUR ADDRESS CHANGED?

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

                            SPRINGS INDUSTRIES, INC.

                              CLASS A COMMON STOCK
1. ELECTION OF DIRECTORS.

  John F. Akers, Crandall C. Bowles, John L. Clendenin, Leroy S. Close, Charles
                            W. Coker, John H. McArthur,
     Aldo Papone, Robin B. Smith, Sherwood H. Smith, Jr., and Stewart Turley

   NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominee's name. Your shares shall be voted for the remaining nominees.

                  FOR  [ ]                               WITHHOLD  [ ]                         FOR ALL EXCEPT  [ ]

2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors.


                  FOR  [ ]                                AGAINST  [ ]                                ABSTAIN  [ ]

3. Adoption of the Company's 1999 Incentive Stock Plan.


                  FOR  [ ]                                AGAINST  [ ]                                ABSTAIN  [ ]

                                                              Mark box at right if comments or address change have been    [ ]
                                                              noted on the reverse side of this card.

                                         Please be sure to sign and date this
                                         Proxy.

                                         Date:
                                         ---------------------------------------

                                         ---------------------------------------
                                                  Shareholder sign here

                                         ---------------------------------------
                                                   Co-owner sign here

                                         Sign exactly as your name or names
                                         appear. When signing in a
                                         representative capacity, give title
                                         such as Trustee, Executor or President.

--------------------------------------------------------------------------------
DETACH CARD

                            SPRINGS INDUSTRIES, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot regarding our Annual Meeting of Shareholders.

Your vote counts, and you are encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, April 19, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely yours,

/s/ Crandall Bowles

Chairman and Chief Executive Officer

CLASS B COMMON                                                    CLASS B COMMON
                            SPRINGS INDUSTRIES, INC.
                             205 NORTH WHITE STREET
                              FORT MILL, SC 29715

                      SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 19, 1999

The undersigned hereby appoints as Proxies Crandall C. Bowles and Charles W. Coker, with the power of substitution to each, and hereby authorizes each to represent and to vote all shares of Class B common stock of Springs Industries, Inc. (the "Company") held of record by the undersigned on March 1, 1999, at the Annual Meeting of Shareholders to be held on April 19, 1999, and any adjournments thereof, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE AND AT THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER THAT WILL COME BEFORE THE MEETING.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

HAS YOUR ADDRESS CHANGED?

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

                            SPRINGS INDUSTRIES, INC.

                              CLASS B COMMON STOCK
1. ELECTION OF DIRECTORS.

  John F. Akers, Crandall C. Bowles, John L. Clendenin, Leroy S. Close, Charles
                            W. Coker, John H. McArthur,
     Aldo Papone, Robin B. Smith, Sherwood H. Smith, Jr., and Stewart Turley

   NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominee's name. Your shares shall be voted for the remaining nominees.


                  FOR  [ ]                               WITHHOLD  [ ]                         FOR ALL EXCEPT  [ ]

2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors.


                  FOR  [ ]                                AGAINST  [ ]                                ABSTAIN  [ ]

3. Adoption of the Company's 1999 Incentive Stock Plan.


                  FOR  [ ]                                AGAINST  [ ]                                ABSTAIN  [ ]

                                                              Mark box at right if comments or address change have been    [ ]
                                                              noted on the reverse side of this card.

                                         Please be sure to sign and date this
                                         Proxy.

                                         Date:
                                         ---------------------------------------

                                         ---------------------------------------
                                                  Shareholder sign here

                                         ---------------------------------------
                                                   Co-owner sign here

                                         Sign exactly as your name or names
                                         appear. When signing in a
                                         representative capacity, give title
                                         such as Trustee, Executor or President.

--------------------------------------------------------------------------------
DETACH CARD

                            SPRINGS INDUSTRIES, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot regarding our Annual Meeting of Shareholders.

Your vote counts, and you are encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, April 19, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely yours,

/s/ Crandall Bowles

Chairman and Chief Executive Officer

SPRINGS OF ACHIEVEMENT                                    SPRINGS OF ACHIEVEMENT
PARTNERSHIP PLAN                                                PARTNERSHIP PLAN
CLASS A COMMON                                                    CLASS A COMMON
                            SPRINGS INDUSTRIES, INC.
                             205 NORTH WHITE STREET
                              FORT MILL, SC 29715

                      SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 19, 1999

The undersigned hereby directs Bankers Trust Company, or its proxy, to vote shares of Springs Class A common stock allocated to my account under the Springs of Achievement Partnership Plan at the Annual Meeting of Shareholders to be held on April 19, 1999, and any adjournments thereof, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE AND AT THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER THAT WILL COME BEFORE THE MEETING.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

HAS YOUR ADDRESS CHANGED?

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

                            SPRINGS INDUSTRIES, INC.

                    SPRINGS OF ACHIEVEMENT PARTNERSHIP PLAN
                              CLASS A COMMON STOCK
1. ELECTION OF DIRECTORS.

  John F. Akers, Crandall C. Bowles, John L. Clendenin, Leroy S. Close, Charles
                            W. Coker, John H. McArthur,
     Aldo Papone, Robin B. Smith, Sherwood H. Smith, Jr., and Stewart Turley

   NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominee's name. Your shares shall be voted for the remaining nominees.

                  FOR  [ ]                               WITHHOLD  [ ]                         FOR ALL EXCEPT  [ ]

2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors.


                  FOR  [ ]                                AGAINST  [ ]                                ABSTAIN  [ ]

3. Adoption of the Company's 1999 Incentive Stock Plan.


                  FOR  [ ]                                AGAINST  [ ]                                ABSTAIN  [ ]

                                                                      Mark box at right if comments or address change     [ ]
                                                                      have been noted on the reverse side of this card.

                                             Please be sure to sign and date
                                             this Proxy.

                                             Date:
                                             -----------------------------------


                                                             -----------------------------------------------------
                                                                             Shareholder sign here

--------------------------------------------------------------------------------
DETACH CARD

                            SPRINGS INDUSTRIES, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Voting Instruction Card regarding our Annual Meeting of Shareholders.

Your vote counts, and you are encouraged to exercise your right to vote your shares.

Please mark the boxes on the card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, April 19, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely yours,

/s/ Crandall Bowles

Chairman and Chief Executive Officer